MUTUAL FUND VARIABLE ANNUITY TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA

                            Dear Valued Shareholder:


As you may be aware, The Chase Manhattan Corporation ("Chase") has entered into an Agreement and Plan of Merger with Chemical Banking Corporation ("Chemical") pursuant to which Chase will merge with and into Chemical (the "Holding Company Merger"). Pursuant to the Investment Company Act of 1940, as amended, consummation of the Holding Company Merger will result in the automatic termination of the investment advisory agreements between the Portfolios of Mutual Fund Variable Annuity Trust (the "Trust") and The Chase Manhattan Bank, N.A. (the "Adviser"). In addition, subsequent to the Holding Company Merger, the Adviser will be merged with and into Chemical Bank in a secondary merger of the principal operating entities of Chase and Chemical (the "Bank Merger"). The Bank Merger may also be deemed to result in the automatic termination of the investment advisory agreements between the Adviser and the Portfolios. In anticipation of the completion of the Holding Company Merger and the Bank Merger, and to provide continuity in investment advisory services to your Portfolio, we urge you to review the enclosed proxy statement. In the proxy statement you are asked to vote on the approval of an interim and a new advisory agreement between your Portfolio and the Adviser in addition to other items intended to rationalize the management of the Portfolios and each Portfolio's objectives, policies and restrictions.


The Board of Trustees has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed proxy statement.

Please be assured that there is no increase to the contractual advisory fee rates in the proposed advisory agreements.


The information below is designed to answer your questions and help you cast your proxy as a shareholder of the Portfolios, and is being provided as a supplement to, not a substitute for, your proxy materials which we urge you carefully review.

Q.       WHY ARE THE PROPOSALS BEING RECOMMENDED?

A. The Holding Company Merger will affect the administration of the Portfolios by virtue of the fact that under the Investment Company Act of 1940, consummation of the Holding Company Merger causes the automatic termination of the advisory contracts between each Portfolio and the Adviser. Therefore, in order to ensure continuity in the management of the Portfolios, shareholders are being asked to approve new advisory contracts between the Portfolios and the Adviser. Further, the management of the Portfolios is also taking this opportunity to modernize, clarify and standardize certain matters relating to the Portfolios' operations in an effort to improve efficiency in the delivery of investment management services to shareholders of the Portfolios.

Q.       HOW WILL THE FEES AND EXPENSES OF THE PORTFOLIOS BE AFFECTED?

A. The annual rate of the contractual investment advisory, administrative and distribution fees applicable to each Portfolio will not be increased. It is also anticipated that the actual expenses of all Portfolios will not increase or be reduced. Please be assured that there are no increases to the contractual advisory fees in the proposed advisory agreements.

Q.       WILL THERE BE ANY CHANGE IN THE WAY THE PORTFOLIOS ARE MANAGED?

A. Vista has built a reputation as one of the mutual fund industry's most consistent performers. The Portfolios have no current intention of altering their investment strategies and the proposals which request approval of modifications to the Portfolios' investment objectives, policies and/or restrictions are not expected to have any immediate effect upon the management of the Portfolios. Note, however, that U.S. Treasury Income Portfolio shareholders are being asked to approve a modification which would expand the universe of U.S. Government securities in which the Portfolio may invest.

Q.       AS A SHAREHOLDER, WHAT DO I NEED TO DO?

A. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope by March 29, 1996.

YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the pre-paid envelope. If you own shares in more than one Portfolio, you will receive a proxy card for each of your Portfolios. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please call The Vista Service Center at 800-34- VISTA.

                                                              Very truly yours,






                                                              Fergus Reid
                                                              Chairman

                       MUTUAL FUND VARIABLE ANNUITY TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 2, 1996

  A special meeting of the shareholders of the underlying portfolios (each, a "Portfolio" and collectively, the "Portfolios") of MUTUAL FUND VARIABLE ANNUITY TRUST (the "Trust") will be held at 12:00 p.m. (Eastern time) at 101 Park
Avenue, 17th Floor, New York, New York on April 2, 1996, for the purposes indicated below:

The following items apply to shareholders of EACH PORTFOLIO:

         1. To approve or disapprove an interim investment advisory agreement between each of the Portfolios and The Chase Manhattan Bank, N.A. (and the successor entity thereto) (the "Adviser") which will take effect upon the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation (to be voted on separately by the shareholders of each Portfolio).
               No fee increase is proposed.

         2. To approve or disapprove a new investment advisory agreement between each of the Portfolios and the Adviser, and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to each of the Portfolios to take effect as soon as practicable after approval by shareholders (to be voted on separately by the shareholders of each Portfolio). No fee increase is proposed.

         3. To elect eleven trustees to serve as members of the Board of Trustees of the Trust.

         4. To ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Portfolios.

         5. To approve or disapprove an amendment to the Trust's Declaration of Trust.

In addition, for shareholders of all Portfolios, to transact such other business as may properly come before the meeting or any adjournment thereof.

The remaining proposals apply only to the Portfolio indicated in italics:

         Proposals 6a-k apply to each Portfolio.

         6. To consider the following proposals pertaining primarily to each Portfolio's fundamental investment restrictions;

               a. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning borrowing to clarify permissible borrowings and allow each Portfolio to engage in reverse repurchase transactions;

               b. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning investment for purposes of exercising control to allow, subject to certain percentage limitations, investment for the purpose of exercising control;

               c. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning the making of loans to clarify the basic limitation on securities lending and to exclude those transactions, which current regulatory policies and interpretations allow;

               d. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning purchases of securities on margin to allow short sales of securities "against the box";

               e. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning concentration to clarify the restriction and specifically exclude certain securities from the limitations imposed by the restriction;

               f. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning commodities and real estate to clarify its applicability with respect to certain securities;

               g. To approve or disapprove an amendment of each Portfolio's fundamental investment restriction regarding investments in restricted and illiquid securities to allow investments in certain securities which, although technically restricted, may be classified as liquid in accordance with procedures established by the Board of Trustees;

               h.   To  approve  or   disapprove  of  a   reclassification,   as
                    nonfundamental,   of  a  fundamental   restriction  of  each
                    Portfolio concerning the use of options;

               i. To approve or disapprove an amendment to each Portfolio's fundamental investment restriction concerning senior securities to allow each Portfolio to engage in investment activities allowed by current regulatory interpretations and policies;

               j. To approve or disapprove the elimination of each Portfolio's fundamental investment restriction regarding short sales of securities; and

               k.   To  approve  or   disapprove  a  proposal  to  adopt  a  new
                    investment policy that would allow each Portfolio the flexibility to convert to a Master/Feeder Structure whereby the Portfolio would invest all of its investable assets in a corresponding portfolio of an open-end investment company having substantially the same investment objective and policies as the Portfolio.

Proposal 6l is related to the ASSET ALLOCATION PORTFOLIO ONLY:

               1. To approve or disapprove the elimination of the Asset Allocation Portfolio's fundamental investment restriction concerning investments in other investment companies;

Proposal 7 relates to the U.S. TREASURY INCOME PORTFOLIO ONLY:

         7.    To  approve  or  disapprove  a  modification  to the  Portfolio's
               fundamental   policy   regarding   permissible   investments   in
               government securities.

Shareholders of record as of the close of business on February 29, 1996 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                                               By Order of the Board of Trustees






                                               Ann Bergin
                                               Secretary

March 15, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO
THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                       MUTUAL FUND VARIABLE ANNUITY TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 90-VISTA

                                 PROXY STATEMENT


The enclosed proxy is solicited on behalf of the Board of Trustees of MUTUAL FUND VARIABLE ANNUITY TRUST (the "Trust") and pertains, to the extent set forth below, to each of its underlying investment funds (each, a "Portfolio" and collectively, the "Portfolios"). The Trust is a registered open-end investment company having its executive offices at 125 West 55th Street, New York, New York 10019. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the April 2, 1996 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of various Advisory Agreements has been or is to be borne by The Chase Manhattan Corporation, Chemical Banking Corporation and/or their affiliates. The Chase Manhattan Bank, N.A. (the "Adviser") is currently the investment adviser to each of the Portfolios. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Trust, the Adviser or its affiliates, or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s), including for the election of each person nominated to the Board of Trustees of the Trust.

The Board of Trustees has fixed the close of business on February 29, 1996 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting (the "Record Date"). As of the Record Date, there were 255,984.473 shares of International Equity Portfolio, 381,994.277 shares of Capital Growth Portfolio, 375,043.278 shares of Growth and Income Portfolio, 282,969.281 shares of Asset Allocation Portfolio, 277,466.176 shares of U.S. Treasury Income Portfolio, and 2,430,412.408 shares of Money Market Portfolio outstanding. See page 43 for information concerning the substantial shareholders of voting securities of the Trust.

Shares which represent interests in a particular Portfolio of the Trust vote separately on matters which pertain only to that Portfolio. All of the proposals (except the election of Trustees of the Trust and the proposed amendment to the Declaration of Trust) will be voted on separately by the shareholders of each Portfolio. In addition, any other business which may properly come before the meeting will be voted separately by shares of each Portfolio. The holders of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share.

The Trust is used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") issued by Variable Account Two, a separate account of Anchor National Life Insurance Company and FS Variable Annuity Account Two, a separate account of First SunAmerica Life Insurance
Company (the "Life Companies"). Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), the Life Companies will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All shares of the Trust held by the Life Companies will be voted by the Life Companies in accordance with voting instructions received from such contract owners. The Life Companies will vote all of the shares which they are entitled to vote in the same proportion as the votes cast by contract owners on the issues presented, including shares which are attributable to the Life Companies interest in the Trust. The Life Companies have fixed the close of business on April 1, 1996 as the last day for which voting instructions will be accepted.

The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of various Advisory Agreements has been or is to be borne by The Chase Manhattan Corporation, Chemical Banking Corporation and/or their affiliates. Insofar as such expenses relate to those portions of the Proxy Statement concerning the amendment to the Trust's Declaration of Trust, election of Trustees, ratification of independent accountants, and the proposed changes to each Portfolio's investment restrictions, it is expected that the relevant Portfolio will pay all or a portion of such expenses.

A copy of each Portfolio's Annual Report (which contains information pertaining to the Portfolio) may be obtained, without charge, by calling The Vista Service Center at (800) 90-VISTA.

This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about March 20, 1996.


                                  INTRODUCTION

The Meeting is being called for the following purposes.

With respect to each of the Portfolios: (1) to approve or disapprove an interim investment advisory agreement (the "Interim Agreement") between each of the Portfolios and the Adviser which will take effect upon the merger of The Chase Manhattan Corporation and Chemical Banking Corporation; (2) to approve or disapprove a new investment advisory agreement (the "New Agreement") between each of the Portfolios and the Adviser (and its successor in the Bank Merger) and a Sub-Advisory Agreement between the Adviser (and its successor in the Bank Merger) and Chase Asset Management, Inc. to take effect as soon as practicable after approval by shareholders; (3) to elect eleven trustees to serve as members of the Board of Trustees of the Trust; (4) to ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Portfolios; (5) to approve or disapprove an amendment to the Trust's Declaration of Trust and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Each of the following Proposals apply only to certain Portfolios (the Portfolios to which each of the Proposals apply are specified below and on the charts set forth below). (6) to approve or disapprove amendments to each Portfolio's fundamental investment restrictions (each Portfolio except as noted); and (7) with respect to the U.S. Treasury Income Portfolio only, to approve or disapprove a modification of the Portfolio's fundamental policy regarding permissible investments in U.S. Government Securities.

                                 PROPOSAL NUMBER

                NAME OF PORTFOLIO       1    2    3    4    5    6^1   7
Asset Allocation Portfolio              x    x    x    x    x    x
Money Market Portfolio                  x    x    x    x    x    x
U. S. Treasury Income Portfolio         x    x    x    x    x    x     x
Growth & Income Portfolio               x    x    x    x    x    x
Capital Growth Portfolio                x    x    x    x    x    x
International Equity Portfolio          x    x    x    x    x    x


--------
1 See Subchart below for Proposals 6a-l.

                           SUBCHART FOR PROPOSALS 6A-L

               NAME OF PORTFOLIO   a   b   c   d   e   f   g   h   i   j   k   l
Asset Allocation Portfolio         X   X   X   X   X   X   X   X   X   X   X   X
MONEY MARKET PORTFOLIO             X   X   X   X   X   X   X   X   X   X   X
U. S. TREASURY INCOME PORTFOLIO    X   X   X   X   X   X   X   X   X   X   X
GROWTH & INCOME PORTFOLIO          X   X   X   X   X   X   X   X   X   X   X
CAPITAL GROWTH PORTFOLIO           X   X   X   X   X   X   X   X   X   X   X
INTERNATIONAL EQUITY PORTFOLIO     X   X   X   X   X   X   X   X   X   X   X


Approval of each one of the Proposals other than the election of trustees (Proposal 3), the ratification of auditors (Proposal 4) and the amendment to the Declaration of Trust (Proposal 5) requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of each Portfolio to which the proposal is applicable. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a)
 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or
(b) more than 50% of the outstanding Shares of the Portfolio, whichever is less. The election of each nominee for election as a trustee (Proposal 3) and the amendment to the Declaration of Trust (Proposal 5) require the affirmative vote of a majority of all Shares of the Trust voted at the Meeting, and the ratification of accountants (Proposal 4) requires the vote of a majority of the Shares of each Portfolio present at the Meeting.

An election of Trustees under Proposal 3, an approval of accountants under Proposal 4 and the amendment to the Declaration of Trust (Proposal 5) would be effective immediately. If Proposal 1 is approved, it is anticipated that the Interim Advisory Agreement will become effective upon the occurrence of the Holding Company Merger (and remain effective after the Bank Merger). If Proposal 2 is approved, it is anticipated that the New Advisory Agreement and CAM Inc. Agreement will become effective as soon as practicable after approval by shareholders (and remain effective after the Bank Merger). If Proposals 6 and 7 are approved, it is anticipated that the changes effected thereby will become effective as soon as practicable after approval by shareholders.


                                   PROPOSAL 1
                APPROVAL OR DISAPPROVAL OF AN INTERIM INVESTMENT
                    ADVISORY AGREEMENT BETWEEN EACH PORTFOLIO
                   AND THE CHASE MANHATTAN BANK, N.A. (AND THE
                            SUCCESSOR ENTITY THERETO)

INTRODUCTION

The Chase Manhattan Bank, N.A. currently serves as each Portfolio's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current
Advisory Agreement") for each Portfolio. The Chase Manhattan Bank, N.A. is a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan

Corporation" ("New Chase"). The board of directors of each holding company has approved the Holding Company Merger, which will create the largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. The Holding Company Merger is expected to be completed on or about March 31, 1996. On December 11, 1995, the respective shareholders of The Chase Manhattan Corporation and Chemical voted to approve the Holding Company Merger.

Subsequent to the Holding Company Merger, it is expected that the adviser to the Portfolios, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York banking corporation ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Portfolios). The consummation of the Bank Merger is subject to certain closing conditions. The Bank Merger is expected to be completed during July 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. Through its direct or indirect subsidiaries, Chemical managed as of December 31, 1995, more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger may be deemed to result in an assignment of the Current Advisory Agreement and, consequently, to terminate the Current Advisory Agreement in accordance with its terms. Similarly, the consummation of the Bank Merger may also be deemed to result in an assignment and consequently, terminate the then-existing investment advisory contract. In anticipation of the consummation of the Mergers and to provide continuity in investment advisory services, at a meeting held on December 14, 1995, the Trust's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Trust, approved the Interim Advisory Agreement between the Trust, on behalf of each Portfolio, and the Adviser to take effect upon the consummation of the Holding Company Merger. The Board also directed that such agreement be submitted to shareholders for approval at this meeting. In addition, the Board of Trustees approved the continuation of such agreement after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Interim Advisory Agreement is deemed to terminate as a result of the Bank Merger. Approval of Proposal 1 will also be deemed approval of such continuation of the Interim Advisory Agreement after the Bank Merger, if applicable. THE INTERIM ADVISORY AGREEMENT IS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE AND TERMINATION DATES. FOR EACH PORTFOLIO, THE AGGREGATE CONTRACTUAL RATE CHARGEABLE FOR INVESTMENT ADVISORY SERVICES WILL REMAIN THE SAME.

In connection with each Portfolio's approval of the Interim Advisory Agreement, the Board considered that the terms of the Mergers do not require any change in the Adviser's investment management or operation of the Portfolio, the investment personnel managing the Portfolio, the shareholder services or other business activities of the Portfolio, or, with the exception of the U.S. Treasury Income Portfolio, the investment objectives of the Portfolios. Chemical and the Adviser have informed the Board of Trustees that the Mergers will not at this time result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each Portfolio. If, after the Mergers, changes in the Adviser are proposed that might materially affect its services to a Portfolio, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

The Adviser has informed the Trust that it proposes to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of the investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Adviser, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trust as a result of the Mergers. New Chase, the Adviser and their affiliates have agreed to take no action that would have the effect of imposing an "unfair burden" on the Trust as a result of the Mergers. Chase, Chemical and/or one or more of their affiliates have undertaken to pay all costs relating to the Mergers, including such costs of the shareholders' meetings related to the Mergers.

THE INVESTMENT ADVISER

THE ADVISORY AGREEMENTS. The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, currently serves as investment adviser to the Portfolios pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of each Portfolio (the "Current Advisory Agreement"). The Adviser will serve as investment adviser to the Portfolios after the Holding Company Merger under an investment advisory agreement with the Trust on behalf of each Portfolio (the "Interim Advisory Agreement") which is identical in all material respects to the Current Advisory Agreement except for its effective and termination dates. A copy of the form of the Interim Advisory Agreement is attached hereto as Appendix A and should be read in conjunction with the following.

THE CHASE MANHATTAN BANK, N.A. The Chase Manhattan Bank, N.A., a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As of December 31, 1995, Chase was one of the largest commercial banks in the United States, with assets of $100.2 billion. As of such date, The Chase Manhattan Corporation was one of the largest bank holding companies in the United States, having total assets of approximately $121.2 billion. As of September 30, 1995, The Chase Manhattan Corporation through various subsidiaries provided personal, corporate and institutional investment management services for more than $55 billion in assets, of which Chase provided investment management services to portfolios containing approximately $10.4 billion in assets. Included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Effective upon consummation of the Holding Company Merger, The Chase Manhattan Bank, N.A. will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, The Chase Manhattan Bank, a New York State chartered bank (the successor entity to The Chase Manhattan Bank, N.A.) will continue to be a wholly-owned subsidiary of New Chase.

The other mutual funds for which the Adviser serves as investment adviser, their assets as of December 31, 1995, and their annual advisory fees are:

                                                                    Total Assets
                                                                  as of 12/31/95
Mutual Fund Trust                                  Advisory Fee    (In Millions)
-----------------                                  ------------   --------------

Vista California Tax Free Money Market Fund             0.10%      $  42.822
Vista New York Tax Free Money Market Fund               0.10         438.386
Vista Tax Free Money Market Fund                        0.10         430.000
Vista U.S. Government Money Market Fund                 0.10        2263.872
Vista Global Money Market Fund                          0.10        1715.658
Vista Federal Money Market Fund                         0.10         496.456
Vista Treasury Plus Money Market Fund                   0.10         195.220
Vista Prime Money Market Fund                           0.10        1198.243
Vista Tax Free Income Fund                              0.30         103.047
Vista New York Tax Free Income Fund                     0.30         110.567
Vista California Intermediate Tax Free Income Fund      0.30          32.191



                                                                    Total Assets
                                                                  as of 12/31/95
Mutual Fund Group                                  Advisory Fee    (In Millions)
                                                   ------------   --------------
Vista Short Term Bond Fund                              0.25%      $  36.493
Vista U.S. Treasury Income Fund                         0.30         114.170
Vista Bond Fund                                         0.30          59.191
Vista Equity Income Fund                                0.40          11.564
Vista Equity Fund                                       0.40          49.847
Vista Balanced Fund                                     0.50          41.393
IEEE Balanced Fund                                      0.60          11.459
Vista Small Cap Equity Fund                             0.65          80.898
Vista Southeast Asian Fund                              1.00           4.724
Vista Japan Fund                                        1.00           3.620
Vista European Fund                                     1.00           4.518


                                                                    Total Assets
                                                                  as of 12/31/95
Portfolios                                         Advisory Fee    (In Millions)
                                                   ------------   --------------
Vista International Equity Portfolio                    1.00%      $  33.361
Vista Capital Growth Portfolio                          0.40         994.268
Vista Growth and Income Portfolio                       0.40       1,842.903
Vista Global Fixed Income Portfolio                     0.75           2.837



The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

The principal executive officers and Directors of the Adviser are as follows:

Thomas G. Labreque, Chairman of the Board, Chief Executive Officer and Director.

Richard J. Boyle, Vice Chairman of the Board and Director.

Donald L. Boudreau, Vice Chairman of the Board and Director.

E. Michel Kruse, Vice Chairman of the Board and Director.

Susan V. Berresford, Director. Ms. Berresford is also an Executive Vice President of The Ford Foundation.

M. Anthony Burns, Director. Mr. Burns is also Chairman of the Board, President and Chief Executive Officer of Ryder System, Inc.

James L. Ferguson, Director. Mr. Ferguson is also a retired Chairman and Chief Executive Officer of General Foods Corporation.

H. Laurence Fuller, Director. Mr. Fuller is also Chairman and Chief Executive Officer of Amoco Corporation.

William H. Gray, III, Director. Mr. Gray is also President and Chief Executive Officer of the United Negro College Fund, Inc.

David T. Kearns, Director. Mr. Kearns is also a retired Chairman and Chief Executive Officer of The Xerox Corporation.

Delano E. Lewis, Director. Mr. Lewis is also the President and Chief Executive Officer of National Public Radio.

Paul W. MacAvoy, Director. Mr. MacAvoy is also the Williams Brothers Professor of Management Studies at the Yale School of Management.

John H. McArthur, Director. Mr. McArthur is also a Professor of the Harvard Graduate School of Business Administration.

David T. McLaughlin, Director. Mr. McLaughlin is also Chairman of the Board and Chief Executive Officer of The Aspen Institute.

Edmund T. Pratt,  Jr.,  Director.  Mr. Pratt is also Chairman Emeritus of Pfizer
Inc.

Henry B. Schacht, Director. Mr. Schacht is also a Member of the Board of Directors of Cummins Engine Company, Inc.

Donald H. Trautlein, Director. Mr. Trautlein is also a retired Chairman and Chief Executive Officer of Bethlehem Steel Corporation.

The business address of the above persons is One Chase Manhattan Plaza, New York, New York 10081.


CURRENT AND INTERIM ADVISORY AGREEMENTS

The Current and Interim Advisory Agreements for each Portfolio are identical, except for their effective and termination dates. The Current and Interim Advisory Agreements provide for the Adviser to render investment, supervisory and certain corporate administrative services subject to the control of the Board of Trustees. The Current and Interim Advisory Agreements state that the Adviser shall, at its expense, provide to the particular Portfolio all office space and facilities, equipment and clerical personnel necessary to carry out its duties under each Advisory Agreement.

Under each of the Current and Interim Advisory Agreements, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees who are affiliated with the Adviser. Each Portfolio bears the cost of the preparation and setting in type of its prospectuses and reports to shareholders and the costs of printing and distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Current and

Interim Advisory Agreements all other expenses of the Portfolio not expressly assumed by the Adviser are paid by the Portfolio. Each Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to interest, taxes, legal and audit expenses, custodian and transfer agent or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under federal and state securities laws, and non-recurring expenses, including litigation.

For the services it provides under the terms of each Current and Interim Advisory Agreement, each Portfolio pays the Adviser a monthly fee equal to a specified percentage per annum of its average daily net assets computed at the close of each business day. See "Fees and Fee Waivers" below which sets forth the applicable percentage for each Portfolio. The Adviser may voluntarily agree to waive a portion of the fees payable to it.

The Current Advisory Agreements are currently in effect until August 23, 1996, and each of the Current and Interim Advisory Agreements continues from year to year thereafter, provided that the Agreement is specifically approved in a manner consistent with the 1940 Act. However, the Current Advisory Agreements may be deemed to terminate upon consummation of the Holding Company Merger. The 1940 Act requires approval at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement cast in person at a meeting called for the purpose of voting on approval, or by the vote of the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio. The Interim Agreement will terminate on May 30, 1996 with respect to each Portfolio, unless the applicable Portfolio's shareholders approve the Interim Agreement prior to such scheduled termination date (see "Additional Information").

The Trust, on behalf of each Portfolio, may terminate each of the Current and Interim Advisory Agreements without penalty on not more than 60 days' nor less than 30 days' written notice when authorized by either a vote of the shareholders of the Portfolio or by a vote of a majority of the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. The Adviser may terminate each of the Current and Interim Advisory Agreements on not more than 60 days' nor less than 30 days' written notice. Both Advisory Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act).

In addition, each of the Current and Interim Advisory Agreements provides that, in the event the operating expenses of the Portfolio, including all investment advisory and administration fees, but excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation expenses, for any fiscal year exceed the most restrictive expense limitation applicable to the Portfolio imposed by the securities laws or regulations thereunder of any state in which the shares of the Portfolio are qualified for a sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee described above to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser will be deducted from the monthly fee otherwise payable to the Adviser during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser will pay to the Portfolio its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

CERTAIN RELATIONSHIPS AND ACTIVITIES. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Portfolios, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations and municipal obligations and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to and purchase them from other investment companies distributed by Vista Broker Dealer Services. The Adviser will not invest any Portfolio assets in any U.S. Government obligations or municipal obligations purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations or municipal obligations available to be purchased on behalf of the Portfolios. The Adviser has informed the Portfolio that in making its investment decisions it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of the Adviser.

Both the Current and Interim Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

BOARD CONSIDERATION

In considering whether to approve the Interim Advisory Agreement and to submit it to the shareholders for their approval, the Board of Trustees considered the following factors: (1) the representation that there would be no diminution in the scope and quality of advisory and other services provided by the Adviser under the Interim Advisory Agreement, and (2) the identical nature of the terms and conditions, including compensation payable, contained in the Interim Advisory Agreement as compared to the Current Advisory Agreement. Additionally, the Board considered the benefits that would be obtained by each Portfolio in maintaining continuity in the advisory services provided to it, and determined that continuity was advantageous to the Portfolio as it would serve to minimize uncertainty and confusion, provide for the continued utilization of the demonstrated skills and capability of the staff of the Adviser and its familiarity with the operations of the Trust, and avoid the possibility of disruptive effects on the Trust that might otherwise result from a change in the management and operations of the Trust.

                             ADDITIONAL INFORMATION

Chase also serves as each Portfolio's administrator pursuant to a separate Administration Agreement. Under the Administration Agreement, Chase generally assists in all aspects of the Portfolio's operations, other than providing investment advice, subject to the overall authority of the Board of Trustees in
accordance  with  applicable   state  law.  Under  the  terms  of  the  relevant
Administration  Agreement,  Chase  receives a monthly  fee at the annual rate of
 .05% of the value of each Portfolio's average daily net assets. For each Portfolio, the administration fee payable, the amount by which such fee was reduced pursuant to a waiver by Chase, and the net administration fees paid by the Portfolio under the Administration Agreement for the indicated period are set forth below under "Fees and Fee Waivers."

The Portfolios have engaged Vista Broker-Dealer Services, Inc. (the "Sub-Administrator"), a wholly-owned subsidiary of BISYS Fund Services, Inc., located at 125 West 55th Street, New York, New York 10019, to assist it in providing certain administrative services for each Portfolio pursuant to a Sub-Administration Agreement between the Trust, on behalf of each Portfolio, and the Sub-Administrator. The Sub-Administrator receives an annual fee, payable monthly, of .15% of the average daily net assets of each Portfolio.

On November 6, 1995, the Trust, other investment companies advised by Chase, and Chase filed an application (the "Application") with the Securities and Exchange Commission (the "Commission") requesting an order of the Commission permitting implementation, without prior shareholder approval, of the Interim Advisory Agreements during the interim period commencing on the date of the closing on the Holding Company Merger and ending at the earlier of such time as sufficient votes are cast by the applicable Portfolio's shareholders to approve the relevant Interim Agreement or May 30, 1996 (the "Interim Period").

As a condition to the requested exemptive relief, the Trust has undertaken in the Application that the advisory compensation payable by any Portfolio during the Interim Period will be maintained in an interest-bearing escrow account and, with respect to each Portfolio, amounts in the account will be paid to Chase only upon approval by the shareholders of the Portfolio of the applicable Interim Advisory Agreement and the compensation payable thereunder. In addition, the Application contains representations that Chase (and its successor, if applicable), will take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Portfolios during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the Interim Advisory Agreements during the Interim Period, the Board will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

The Trust's Board of Trustees concluded that payment of the investment advisory fee under the Interim Advisory Agreement, during the Interim Period would be appropriate and fair considering that (1) the fee would be paid at the same rate as was previously in effect under the Current Advisory Agreement and services would be provided in the same manner, (2) because of the relatively short time frame necessary to complete the Holding Company Merger, there was a possibility that some or all of the Portfolios would not obtain the requisite number of votes to approve the Interim Advisory Agreement prior to the Holding Company Merger, and (3) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to each Portfolio under its Interim Advisory Agreement.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of each Interim Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Portfolio or (2) 67% or more of the shares of such Portfolio present at the meeting if more than 50% of the outstanding shares of such Portfolio are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Portfolio do not approve the Interim Advisory Agreement, the consummation of the Holding Company Merger will not be affected, the Current Advisory Agreement for that Portfolio will have terminated or will terminate upon the consummation of the Holding Company Merger and the Interim Advisory Agreement for that Portfolio will terminate on May 30, 1996. In that event, if the shareholders shall not have approved new advisory arrangements in accordance with Proposal 2, the Board will take such further action as it may deem to be in the best interests of the Portfolio's shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL


                                   PROPOSAL 2
                        APPROVAL OR DISAPPROVAL OF A NEW
                   INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
              OF THE PORTFOLIOS AND THE CHASE MANHATTAN BANK, N.A.
    (AND THE SUCCESSOR ENTITY THERETO), AND A SUB-ADVISORY AGREEMENT BETWEEN THE CHASE MANHATTAN BANK, N.A. (AND THE SUCCESSOR ENTITY THERETO) AND CHASE
                             ASSET MANAGEMENT, INC.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Portfolios (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Portfolios) recommended to the Board that the Trust enter into a new Investment Advisory Agreement, on behalf of each Portfolio, and the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board that the Adviser be permitted to utilize the services of its wholly-owned subsidiary, Chase Asset Management, Inc. ("CAM Inc."), to render advisory services to the Portfolios. CAM Inc. is a registered investment adviser which was recently incorporated for the purpose of rationalizing the delivery of investment advisory services by Chase to its institutional clients. CAM Inc. will be retained pursuant to a proposed Sub-Advisory Agreement (the "CAM Inc. Agreement"). The Board has approved, and recommends that the shareholders of each Portfolio approve, the New Advisory Agreement and CAM Inc. Agreement. In addition, the Board of Trustees approved the continuation of the New Advisory and CAM Inc. Agreements after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the New Advisory and CAM Inc. Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 2 will be deemed approval of such continuation of the New Advisory and CAM Inc. Agreements after the Bank Merger. If approved, the New Advisory and CAM Inc. Agreements will become effective as soon as practicable after the approval of shareholders.

No increase is proposed to the contractual fee rates under the New Advisory Agreement and the Adviser, and not the Portfolios, will compensate CAM Inc. for its services as Sub-Adviser. THEREFORE, THE PORTFOLIOS WILL NOT BEAR ANY INCREASE IN THE CONTRACTUAL ADVISORY FEE RATES RESULTING FROM THE NEW ADVISORY AGREEMENT OR THE CAM INC. AGREEMENT.

While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Appendix B. If the shareholders of a Portfolio do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Portfolio under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action for the effected Portfolio or Portfolios. The New Advisory Agreement should be read in conjunction with the following.

Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities within another entity (CAM Inc.). The Adviser also seeks to retain the ability to utilize portfolio managers employed by the various investment management entities affiliated with the Adviser through common ownership by New Chase.

Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Portfolios with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

SIMILARITIES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The New Advisory Agreement is similar in many respects to the Current Advisory Agreement and Interim Advisory Agreement. The New Advisory Agreement contains the material terms of the Current Advisory Agreement, but reflects the proposed change of the investment adviser from The Chase Manhattan Bank, N.A. to its successor entity, and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties.

MOST IMPORTANTLY, THE CONTRACTUAL RATE AT WHICH FEES ARE REQUIRED TO BE PAID BY EACH PORTFOLIO FOR INVESTMENT ADVISORY SERVICES, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS, WILL REMAIN THE SAME. Under the provisions of both the Current and the New Advisory Agreements, each Portfolio is required to pay the Adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. These amounts are set forth below under "Fees and Fee Waivers." Although the Board of Trustees believes this fee to be comparable to advisory fees paid by many funds having similar objectives and policies, the total advisory fee payable by a Portfolio with an advisory fee of .75% or higher is higher than the advisory fees paid by most mutual funds.

The following summarizes certain additional aspects of the Current and New Advisory Agreements (collectively, the "Agreements") which are materially the same in both Agreements:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser, the Adviser shall not be liable to the Portfolios or to any shareholder for any losses that may be sustained by the Portfolios in connection with its performance of the Current and New Advisory Agreement.

The Adviser bears all expenses in connection with the performance of its services under the Agreement. The Portfolios bear the expenses incurred in their operations. Both agreements provide that the Adviser shall, at its expense, provide the Portfolios with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser and that the Trust shall be responsible for all of the Portfolios' expenses and liabilities.

Under the Current and New Advisory Agreements, if the aggregate expenses incurred by a Portfolio in any fiscal year is in excess of the lowest applicable expense limitation imposed by state securities laws or regulations thereunder, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, that certain provided expenses are specifically excluded from such calculation. No such reimbursement was required during the Portfolios' most recent fiscal period.

A Portfolio may terminate the Current and New Advisory Agreements as to that Portfolio without penalty on not more than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Portfolio or by a vote of a majority of the Trust's Board of Trustees. The Adviser may terminate the New Advisory Agreement on 60 days' written notice to the Trust. The Current and New Advisory Agreements each terminate in the event of its assignment (as defined in the 1940 Act).

DIFFERENCES BETWEEN THE CURRENT AND NEW ADVISORY AGREEMENTS:

The following highlights summarize some of the additional provisions which are included in the New Advisory Agreement:

After the Bank Merger, Chase Manhattan Bank, a New York state charted bank, the successor entity to The Chase Manhattan Bank, N.A., will be the adviser to the Portfolios rather than The Chase Manhattan Bank, N.A., and will continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Portfolios. The Chase Manhattan Bank, N.A. will be the Adviser to the Portfolios until the Bank Merger.

Details Regarding the Adviser's Duties. The New Advisory Agreement clearly specifies the duties of the Adviser. For example, the Adviser will be required to obtain and evaluate pertinent data and other significant events and developments which affect the economy, the Portfolios' investment programs, the issuers of securities and the industries in which they engage, and furnish a continuous investment program for each Portfolio. The Adviser will be obligated to furnish such reports, evaluations, information or analyses to the Trust as the Board may request, make recommendations to the Board with respect to Trust policies, and carry out such policies as are adopted by the Board.

Use of Affiliated Entities. The New Advisory Agreement clarifies that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons is managed at all times by authorized officers of the Adviser. The Adviser will be as fully responsible to the Trust for the acts and omissions of such persons as it is for its own acts and omissions.

Use of a Sub-Adviser. The New Advisory Agreement clarifies that the Adviser may from time to time employ or associate with such other entities or persons (a "Sub-Adviser") as it believes appropriate to assist in the performance of its obligations under the New Advisory Agreement with respect to a particular Portfolio. However, the Portfolios will not pay any additional compensation for any Sub-Adviser, and the Adviser will be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions, and the Adviser must review, monitor and report to the Board regarding the performance and investment procedures of any Sub-Adviser. The proposed Sub-Advisory agreement is discussed below under "Consideration and Proposal of the CAM Inc.
Agreement."

Execution of Portfolio Transactions. The New Advisory Agreement sets forth specific terms as to brokerage transactions and the Adviser's use of broker-dealers. For example, the Adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Portfolios. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

"Soft Dollars." A provision of the New Advisory Agreement explicitly allows the Adviser to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Portfolios and/or the other accounts over which the Adviser exercises investment discretion, and provides that, notwithstanding the above, the Adviser may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.

Aggregation of Orders. There is also a clarification of the authority of the Adviser to aggregate the securities to be sold or purchased with those of other Portfolios or its other clients if, in the Adviser's reasonable judgment, such aggregation will result in an overall benefit to a Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements.

Other Clarifications. The New Advisory Agreement contains certain additional provisions which are intended to clarify the status, rights or obligations of the parties. For example, the Adviser is deemed to be an independent contractor and the provisions of the New Advisory Agreement are deemed to apply to the Portfolios severally and not jointly.

CONSIDERATION AND PROPOSAL OF THE CAM INC. AGREEMENT

It is being proposed that the Adviser be permitted to utilize the services of CAM Inc. as a sub-adviser under a proposed Investment Sub-Advisory Agreement (the "CAM Inc. Agreement") in order to enable the Adviser to more efficiently render advisory services to each of the Portfolios.

The proposed form of the CAM Inc. Agreement is attached as Appendix C and should be read in conjunction with the following.

The Adviser's decision to utilize the services of CAM Inc. in a sub-advisory capacity was based on various considerations, including the Adviser's desire to consolidate its asset management responsibilities in one entity, that the portfolio managers which currently manage the assets of the Portfolios for the Adviser will also manage the Portfolios as employees of CAM Inc., that CAM Inc. provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Portfolios, that risk control is integral to its methodology and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees that, subject to approval by the Board and such Portfolios' shareholders of the New Advisory Agreement and the CAM Inc. Agreement, the Adviser enter into the CAM Inc. Agreement with CAM Inc. In considering whether to recommend that the CAM
Inc. Agreement be approved by shareholders, the Board requested and evaluated various information from the Adviser and CAM Inc. relevant to the Adviser's decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the fact that the managers of each Portfolio will continue to manage the assets of the Portfolios as employees of CAM Inc., capabilities to be provided by CAM Inc., the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Portfolios, and the Adviser's access to the various investment and research resources of CAM Inc.

DESCRIPTION OF THE PROPOSED CAM INC. AGREEMENT

The proposed arrangement between the Adviser and CAM Inc. under the CAM Inc. Agreement would enable the Adviser to manage the investment activities of the Portfolios covered in the CAM Inc. Agreement most effectively by delegating to CAM Inc. portfolio management duties relating to transactions in the securities held by such

Portfolios. With respect to the day to day management of the Portfolios under the CAM Inc. Agreement, CAM Inc. would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. CAM Inc. may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the CAM Inc. Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM Inc.

The Adviser and CAM Inc. would bear all expenses in connection with the performance of their respective services under the Agreements.

As investment adviser, the Adviser would oversee the management of the Portfolios under the CAM Inc. Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to CAM Inc. based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to CAM Inc. would be guidelines and benchmarks against which the Portfolios would be managed. From the fee paid by the Portfolios under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to CAM Inc. Therefore, the Portfolios would not bear any increase in advisory fee rates resulting from the New Advisory Agreement and the CAM Inc. Agreement.

The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Portfolios, the Adviser or CAM Inc., unanimously approved the CAM Inc. Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the CAM Inc. Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Portfolios under the CAM Inc. Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees who are not interested persons of the Adviser or CAM Inc., by vote cast in person at a meeting called for such purpose. The CAM Inc. Agreement is terminable at any time, without penalty, by vote of the Board of Trustees, by the Adviser, by the vote of "a majority of the outstanding voting securities" of the Portfolios under the CAM Inc. Agreement, or by CAM Inc., upon 60 days' written notice. The CAM Inc. Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the CAM Inc. Agreement are not approved by shareholders of any Portfolio, neither the New Advisory Agreement nor the CAM Inc. Agreement will be implemented for such Portfolios, and the Interim Advisory Agreement between such Portfolios and the Adviser will remain in effect. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action.

INFORMATION ABOUT CHASE ASSET MANAGEMENT, INC.

Chase Asset Management, Inc. was organized as a Delaware corporation on September 1, 1995, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. CAM Inc. is a wholly-owned subsidiary of The Chase Manhattan Bank, N.A., which is a wholly-owned subsidiary of The Chase Manhattan Corporation. After the completion of the mergers, CAM Inc. will continue to be a wholly-owned subsidiary of the Adviser which will be a wholly-owned subsidiary of New Chase. CAM Inc. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and directors of CAM Inc. are as follows:

James W. Zeigon, Director and Chairman of the Board. Mr. Zeigon is also an Executive Vice President of the Chase Manhattan Bank, N.A.

Mark R. Richardson, Director, President and Chief Investment Officer. Mr. Richardson is also a Managing Director of the Chase Manhattan Bank, N.A.

Stephen E. Prostano, Director, Executive Vice President and Chief Operating Officer. Mr. Prostano is also a Managing Director of the Chase Manhattan Bank, N.A.

The business address of each of the foregoing individuals is 1211 Avenue of the Americas, New York, New York 10036.


BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and CAM Inc. Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by the Adviser and CAM Inc. and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from Chase and Chemical which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates, that the Portfolios would continue to be managed by their current portfolio managers for the foreseeable future, thereby ensuring continuity in management; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the SEC.

The Board, including a majority of the Trustees who are not interested persons of the Portfolios or the Adviser ("Disinterested Trustees"), unanimously approved the New Advisory Agreement and CAM Inc. Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreements which are dated August 23, 1994, each Portfolio pays the Adviser (and under the Interim and New Advisory Agreements, each Portfolio would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:


         Name of Portfolio                                       Fee
         -----------------                                       ---

         International Equity Portfolio                          0.80%

         Capital Growth Portfolio                                0.60%

         Growth and Income Portfolio                             0.60%

         Asset Allocation Portfolio                              0.55%

         Treasury Portfolio                                      0.50%

         Money Market Portfolio                                  0.25%

Under the Current Advisory Agreement, the Interim Advisory Agreement and New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Portfolio. In the fiscal period ended August 31, 1995, the Adviser accrued aggregate investment advisory fees, and waived such fees with respect to each Portfolio, as follows:


                                                                   Amount of Fee
Name of Portfolio                                     Fees Earned     Waiver*
-----------------                                     -----------  -------------

International Equity Portfolio                        $21,099         $21,099

Capital Growth Portfolio                               16,843          16,843

Growth and Income Portfolio                            16,671          16,671

Asset Allocation Portfolio                             14,637          14,637

Treasury Portfolio                                     13,126          13,126

Money Market Portfolio                                  6,468           6,468


Chase also serves as the Administrator to each Portfolio. For the fiscal period ended August 31, 1995, Chase accrued aggregate administration fees, and waived such fees with respect to each Portfolio, as follows:


                                                                   Amount of Fee
Name of Portfolio                                   Fees Earned        Waiver*
-----------------                                   -----------    -------------

International Equity Portfolio                        $1,139         $1,319

Capital Growth Portfolio                               1,403          1,403

Growth and Income Portfolio                            1,389          1,389

Asset Allocation Portfolio                             1,331          1,331

Treasury Portfolio                                     1,313          1,313

Money Market Portfolio                                 1,294          1,294



* This voluntary waiver and/or limitation is currently in effect but may be terminated.


                             ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Advisory Agreement and CAM Inc. Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Portfolio or (2) 67% or more of the shares of such Portfolio present at the meeting if more than 50% of the outstanding shares of such Portfolio are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Portfolio do not approve the Proposed Advisory Agreement and CAM Inc. Agreement, the Adviser will continue to manage the Portfolio's investments under the Interim Advisory Agreement, assuming Proposal 1 is approved. If the Interim Agreement is not approved by shareholders, the Board will take such further action as it may deem to be in the best interests of the Portfolio's shareholders.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL


                                   PROPOSAL 3
                              ELECTION OF TRUSTEES

It is proposed that shareholders of the Portfolios consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of the Trust, which is currently organized as a Massachusetts business trust. Biographical information about the Nominees and other relevant information is set forth below. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

The following are the Nominees:

                                                                     Year First
                                         Principal Occupations       Became
NOMINEE                           Age    for the Last Five Years     a Trustee
-------                           ---    -----------------------     ---------

Fergus Reid                       63     Chairman  and  Chief        1984
971 West Road                            Executive   Officer,
New Canaan, CT  06840                    Lumelite
                                         Corporation,   since
                                         September      1985;
                                         Trustee,      Morgan
                                         Stanley Funds;  from
                                         1982  through  1984,
                                         Managing   Director,
                                         Bernhard  Associates
                                         (venture     capital
                                         firm).

Dr. Richard E. Ten Haken          61     Former      District        1984
4 Barnfield Road                         Superintendent    of
Pittsford, NY  14534                     Schools,  Monroe No.
                                         2    and     Orleans
                                         Counties,  New York;
                                         Chairman    of   the
                                         Finance    and   the
                                         Audit and Accounting
                                         Committees,   Member
                                         of   the   Executive
                                         Committee;  Chairman
                                         of  the   Board  and
                                         President,  New York
                                         State      Teachers'
                                         Retirement System.

William J. Armstrong              54     Vice  President  and        1987
49 Aspen Way                             Treasurer,
Upper Saddle River, NJ 07458             Ingersoll-Rand
                                         Company.

John R.H. Blum                    66     Attorney  in Private        1984
322 Main Street                          Practice;  formerly,
Lakeville, CT  06039                     a Partner in the law
                                         firm  of   Richards,
                                         O'Neil &  Allegaert;
                                         Commissioner      of
                                         Agriculture  - State
                                         of      Connecticut,
                                         1992-1995.

                                                                     Year First
                                         Principal Occupations       Became
NOMINEE                           Age    for the Last Five Years     a Trustee
-------                           ---    -----------------------     ---------

*Joseph J. Harkins                64     Retired;    formerly        1990
257 Plantation Circle South              Commercial    Sector
Ponte Vedra Beach, FL 32082              Executive        and
                                         Executive       Vice
                                         President   of   The
                                         Chase      Manhattan
                                         Bank, N.A. from 1985
                                         through 1989. He had
                                         been   employed   by
                                         Chase  in   numerous
                                         capacities       and
                                         offices  since 1954.
                                         Director          of
                                         Blessings
                                         Corporation,
                                         Jefferson  Insurance
                                         Company of New York,
                                         Monticello Insurance
                                         Company          and
                                         National.

*H. Richard Vartabedian           60     Consultant, Republic        1992
P.O. Box 296                             Bank  of  New  York;
Beach Road                               formerly,     Senior
Hendrick's Head                          Investment  Officer,
Southport, ME  04576                     Division   Executive
                                         of  the   Investment
                                         Management  Division
                                         of     The     Chase
                                         Manhattan      Bank,
                                         N.A.,  1980  through
                                         1991.

Stuart W. Cragin, Jr.             63     Retired;    formerly        1992
108 Valley Road                          President, Fairfield
Cos Cob, CT  06807                       Testing  Laboratory,
                                         Inc.      He     has
                                         previously served in
                                         a     variety     of
                                         marketing,
                                         manufacturing    and
                                         general   management
                                         positions with Union
                                         Camp Corp.,  Trinity
                                         Paper   &   Plastics
                                         Corp.,  and  Conover
                                         Industries.

Irving L. Thode                   64     Retired;        Vice        1992
80 Perkins Road                          President of Quotron
Greenwich, CT  06830                     Systems.    He   has
                                         previously served in
                                         a     number      of
                                         executive  positions
                                         with   Control  Data
                                         Corp.,     including
                                         President   of   its
                                         Latin       American
                                         Operations,      and
                                         General  Manager  of
                                         its  Data   Services
                                         business.

*W. Perry Neff                    68     Independent                 Proposed
RR 1 Box 102A                            Financial
Weston, VT  05181                        Consultant; Director
                                         of   North   America
                                         Life  Assurance Co.,
                                         Petroleum          &
                                         Resources  Corp. and
                                         The  Adams   Express
                                         Co.;   Director  and
                                         Chairman    of   The
                                         Hanover Funds, Inc.;
                                         Director,   Chairman
                                         and President of The
                                         Hanover   Investment
                                         Funds, Inc.

Roland R. Eppley, Jr.             63     Retired:    formerly        Proposed
105 Ceventry Place                       President  and Chief
Palm Beach Gardens,                      Executive   Officer,
FL  33418                                Eastern       States
                                         Bankcard Association
                                         Inc,  (1971-  1988);
                                         Director,      Janel
                                         Hydraulics, Inc. and
                                         The  Hanover  Funds,
                                         Inc.

                                                                     Year First
                                         Principal Occupations       Became
NOMINEE                           Age    for the Last Five Years     a Trustee
-------                           ---    -----------------------     ---------

W.D. MacCallan                    68     Director    of   The        Proposed
624 East 45th Street                     Adams  Express  Co.,
Savannah, GA  31405                      Petroleum          &
                                         Resources Corp., The
                                         Hanover Funds,  Inc.
                                         and   The    Hanover
                                         Investment    Funds,
                                         Inc.;       formerly
                                         Chairman    of   the
                                         Board    and   Chief
                                         Executive Officer of
                                         The  Adams   Express
                                         Co. and  Petroleum &
                                         Resources Corp.


_________________________
* Interested Trustee as defined under the 1940 Act. It is anticipated that as of the date of the reorganization of certain mutual funds affiliated with Chemical into certain Funds advised by the Adviser, Mr. Harkins will no longer be considered an Interested Trustee.

The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of those meetings.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins*, Reid, and Vartabedian*. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 1995.

*        Interested Trustee, see above.

REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS:

Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1995 for each Trustee of the Trust:


                                          Pension or           Total
                            All           Retirement           Compensation
                            Portfolios    Benefits Accrued     from "Fund
                            of the Trust  as Fund Expenses     Complex"(1)
                            ------------  ----------------     -----------

Fergus Reid, III, Trustee       0                 0            $78,456.65

Richard E. Ten Haken,           0                 0             52,304.39
Trustee

                                          Pension or           Total
                            All           Retirement           Compensation
                            Portfolios    Benefits Accrued     from "Fund
                            of the Trust  as Fund Expenses     Complex"(1)
                            ------------  ----------------     -----------

William J. Armstrong,           0                 0             52,304.39
Trustee

John R.H. Blum, Trustee         0                 0             51,304.37

Joseph J. Harkins,              0                 0             52,304.39
Trustee

H. Richard Vartabedian,         0                 0             74,804.44
Trustee

Stuart W. Cragin, Jr.,          0                 0             52,304.39
Trustee

Irving L. Thode, Trustee        0                 0             52,304.39


(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two Portfolios (Funds) advised by the Adviser.


VISTA FUNDS RETIREMENT PLAN FOR ELIGIBLE TRUSTEES

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Portfolios"). Each Eligible Trustee is entitled to receive from the Covered Portfolios an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Portfolios multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 5, 3, 3 and 3 respectively.


               HIGHEST ANNUAL COMPENSATION PAID BY ALL VISTA FUNDS


               $ 40,000       $ 45,000       $ 50,000       $ 55,000




       YEARS OF
        SERVICE                  ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
                        --------------------------------------------------------

          10   $ 40,000       $ 45,000       $ 50,000       $ 55,000

           9     36,000         40,500         45,000         49,500

       YEARS OF
        SERVICE                  ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
                        --------------------------------------------------------

           8     32,000         36,000         40,000         44,000

           7     28,000         31,500         35,000         38,500

           6     24,000         27,000         30,000         33,000

           5     20,000         22,500         25,000         27,500



Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Portfolios, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Portfolios whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Portfolio on whose Board the Trustee sits subject to the Trustees election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year:
Messrs. Ten Haken, Thode and Vartabedian.

PRINCIPAL EXECUTIVE OFFICERS:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian - President and Trustee.

Martin R. Dean - Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc.

Ann Bergin - Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista BrokerDealer Services, Inc.

OWNERSHIP OF SHARES OF THE PORTFOLIOS. The Trustees and officers as a group directly or beneficially own less than 1% of each Portfolio.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         The election of each of the Nominees listed above requires the affirmative vote of a majority of all the votes entitled to be cast at the Meeting by all shareholders of the Trust.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                          "FOR" THE FOREGOING PROPOSAL

                                   PROPOSAL 4
                      RATIFICATION OF PRICE WATERHOUSE LLP
                        AS INDEPENDENT PUBLIC ACCOUNTANTS

 The Board, including a majority of the trustees who are not interested persons of the Trust, is recommending Price Waterhouse LLP to serve as independent public accountants of each Portfolio for each Portfolio's 1996 fiscal year, subject to the right of the Portfolio to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Portfolio at any meeting called for such purpose. The Board's selection is hereby submitted to the shareholders for ratification.

Price Waterhouse LLP served as the independent accountants for each of the Portfolios during its most recent fiscal period ended October 31, 1995. Services performed by Price Waterhouse LLP during such time have included the audit of the financial statements of the Trust and services related to filings of the Trust with the Commission. Price Waterhouse LLP has informed each Portfolio that neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The ratification of the selection of Price Waterhouse LLP as the independent public accountants of a Portfolio requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting by the shareholders of the relevant Portfolio.


       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                          "FOR" THE FOREGOING PROPOSAL

                                   PROPOSAL 5
                          APPROVAL OR DISAPPROVAL OF AN
                  AMENDMENT TO THE TRUST'S DECLARATION OF TRUST

INTRODUCTION

The Trust is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. Management has proposed, and the Board of Trustees has approved, a modification to the Declaration of Trust which would allow the Trustees to amend the Declaration of Trust with respect to any item provided that such amendment, alteration, modification or repeal does not adversely affect the economic value or legal rights of a shareholder upon majority vote of the Board of Trustees. This would enable the Trustees to amend and modify the Declaration of Trust when necessary to react to changes in Massachusetts and other regulatory laws and to provide maximum flexibility to the Trust and, therefore, the Portfolios and their shareholders.

Section 9.3.(a) of the Trust's Declaration of Trust currently provides "This Declaration may be amended by Majority Shareholder Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with Section 6.9 hereof (or to modify any provision of this Declaration to the extent deemed necessary or appropriate by the Trustees to reflect such designation), to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they may deem it necessary or advisable to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so."

If this Proposal is approved, Section 9.3.(a) will be revised to read as follows (revised text in brackets): "This Declaration may be amended by Majority Shareholder Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with Section 6.9 hereof (or to modify any provision of this Declaration to the extent deemed necessary or appropriate by the Trustees to reflect such designation), to change the name of the Trust, [TO AMEND, ALTER, MODIFY OR REPEAL ANY PROVISION OF THIS DECLARATION WITH RESPECT TO ANY ITEM PROVIDED THAT SUCH AMENDMENT, ALTERATION, MODIFICATION OR REPEAL DOES NOT ADVERSELY AFFECT THE ECONOMIC VALUE OR LEGAL RIGHTS OF A SHAREHOLDER] or if they may deem it necessary or advisable to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so."


REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATIONS

The approval of the proposed modification to the Declaration of Trust requires the affirmative vote of a majority of the shareholders of the Trust.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL


                                 PROPOSALS 6A-L
                  APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO
                     THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                                OF THE PORTFOLIOS

INTRODUCTION TO PROPOSALS 6A-L

Proposals 6a-l concern proposed changes to the current fundamental investment restrictions ("Restrictions") of the Portfolios. Each of these proposals relates to Restrictions of a Portfolio which are presently classified as "fundamental," which means that they can only be changed by a vote of the majority of the relevant Portfolio's shareholders.

The Adviser recommended to the Trustees that it be authorized to analyze each Portfolio's current Restrictions and, where practical and appropriate for each Portfolio's investment objective, recommend to the Trustees whether, subject to shareholder approval, certain changes should be adopted. Based on the Adviser's review and recommendations, the Trustees believe that certain changes should be implemented for each Portfolio. These changes fall within the following categories:

Modification. The proposal involves a modification of certain Restrictions for reasons outlined below.

Elimination. The proposal involves an elimination of certain Restrictions, for reasons outlined below.

Reclassification.   The  proposal   involves  a   reclassification   of  certain
Restrictions as nonfundamental restrictions, which could thereafter be changed with the approval of the Trust's Board of Trustees, without a shareholder vote.

Based on the recommendations of the Adviser, the Trustees have approved the proposed changes and believe that they are in the best interests of the Portfolios and their shareholders for the following reasons:

Standardization. Some of the Portfolios' Restrictions differ in form and substance from similar restrictions of similar mutual funds currently advised by the Adviser. Increased standardized restrictions among all Chase mutual funds will help promote operational efficiencies and facilitate the monitoring of portfolio compliance. In all cases, the adoption of the new or revised restriction is not expected to have any impact on the investment techniques employed by a Portfolio at this time.

Modernization. The Portfolios' Restrictions are derived from restrictions which have been in effect, without changes, for many years. In connection with the Mergers, the Adviser has recommended to all advised funds (including the Portfolios) that their investment restrictions be evaluated and amended as necessary. The Trustees, acting on the Adviser's recommendation, recommend that each Portfolio should modernize its Restrictions, where appropriate, to conform to current regulations and authorize the use of currently available financial instruments and investment techniques.

Clarification. Some of the Portfolios' Restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Portfolio from following the original intent of the Restriction. Accordingly, the Trustees, acting on the Adviser's recommendation, recommend that the Portfolio change the Restriction, where appropriate, to eliminate any ambiguities. Some of these proposals include the proposed division of a Restriction which currently covers multiple topics into two or more distinct restrictions.

Flexibility. Several of the Portfolios' Restrictions are proposed to be changed so as to allow the Portfolios to respond to recent and future regulatory developments and changes in the financial markets. In addition, restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal or state securities regulator. In order to take advantage of such changes, the Portfolios would need shareholder approval, which is time consuming and costly to the Portfolio and its shareholders. The Adviser believes that in most cases, the proposed changes are not expected to have any immediate effect on the Portfolios' investment strategy, since the Portfolios may not have a current intention of changing their investment strategy. However, in order to give the Portfolio more flexibility in responding to regulatory and market developments, the Trustees, acting on the Adviser's recommendations, recommend changing, reclassifying or eliminating some of the Restrictions described below so that they can be changed by the Trustees without a shareholder vote. In the future, when changes to nonfundamental restrictions of a Portfolio are adopted, the Portfolio's statement of additional information will be amended to reflect the changes and shareholders will be notified thereof.

The proposals regarding the Restrictions are presented in the Proposals 6a-l, below, categorized by topic (e.g., borrowing, concentration, etc.). In each case, the current Restriction is set forth in the left hand column under "Current" and, for the Portfolio(s) to which the current Restriction applies, it is proposed that the Restriction be restated, eliminated, reclassified, or otherwise changed as indicated in the right hand column under "Proposed." In each case, the reason for, and an explanation of, the proposed change, is set forth below the comparison.

INTRODUCTION TO PROPOSALS 6A-K.

              Proposals 6a-k each apply to each of the Portfolios:

                                   PROPOSAL 6A
                    AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL
                   INVESTMENT RESTRICTION CONCERNING BORROWING


CURRENT:                                PROPOSED:
No  Portfolio  may  borrow  money or    FUNDAMENTAL RESTRICTION
pledge,  mortgage or hypothecate its    No  Portfolio   may  borrow   money,
assets, except that, as a temporary except that each Portfolio may measure for extraordinary or borrow money for temporary or emergency purposes (with respect to emergency purposes, or by engaging all the Portfolios), it may borrow in reverse repurchase transactions, in an amount not to exceed 1/3 of in an amount not exceeding 33 1/3% the current value of its net assets, of the value of its total assets at including the amount borrowed, and the time when the loan is made and may pledge, mortgage or hypothecate may pledge, mortgage or hypothecate not more than 1/3 of such assets to no more than 1/3 of its net assets secure such borrowings (it is to secure such borrowings. Any intended that money would be borrowings representing more than 5% borrowed by a Portfolio only from of a Portfolio's total assets must banks and only to accommodate be repaid before the Portfolio may
requests  for  the   repurchase   of    make additional investments.
shares   of  the   Portfolio   while
effecting an orderly  liquidation of
portfolio securities), provided that
collateral arrangements with respect
to a Portfolio's permissible futures
and options transactions,  including
initial and  variation  margin,  are
not  considered  to be a  pledge  of
assets   for    purposes   of   this
restriction;   no   Portfolio   will
purchase  investment  securities  if
its outstanding borrowing, including
repurchase agreements, exceeds 5% of
the value of the  Portfolio's  total
assets.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment clarifies and modernizes the restriction on borrowing. The proposed restriction will treat borrowings for temporary or emergency purposes separately from other borrowings. Borrowing may be necessary to address excessive or unanticipated liquidations of Portfolio shares that exceed available cash. The proposed amendment also would allow each Portfolio to enter into reverse repurchase agreements, subject to a limitation of 33 1/3% of a Portfolio's assets.

Reverse repurchase agreements involve the sale of securities by a Portfolio with an agreement that the Portfolio will repurchase such securities at an agreed upon price and date. A Portfolio may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Portfolio will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price.

                                   PROPOSAL 6B
                    AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL
                  INVESTMENT RESTRICTION CONCERNING INVESTMENT
                      FOR THE PURPOSE OF EXERCISING CONTROL



CURRENT:                                PROPOSED:
No Portfolio  (except for the Money     NONFUNDAMENTAL RESTRICTION
Market Portfolio) may purchase No Portfolio may, with respect to securities of any issuer if such 50% (75% with respect to the Money purchase at the time thereof would Market Portfolio) of its assets, cause more than 10% of the voting hold more than 10% of the securities of such issuer to be outstanding voting securities of an
held by the  Portfolio.  The  Money     issuer.
Market  Portfolio  may not purchase
any voting securities.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment would clarify, for all Portfolios, that the restriction involving a 10% limitation on investments in an issuer is a limitation based upon the outstanding voting securities of the issuer as provided for in Sub-chapter M of the Internal Revenue Code and would not be applicable outside the diversification requirements which are applicable only to 50% (75% with respect to the Money Market Portfolio) of a Portfolio's assets. Although the restrictions as restated would allow the non-diversified Portfolios to hold a larger portion of each Portfolio's assets in the outstanding voting securities of one issuer, there is no current intention for any of the Portfolios to do so. The diversified Portfolios would still be required to meet the additional diversification requirements of the 1940 Act. In addition, the reclassification as nonfundamental and restatement of the restriction would clarify and help standardize the restriction.


                                   PROPOSAL 6C
              AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT
                   RESTRICTION CONCERNING THE MAKING OF LOANS


CURRENT:                                PROPOSED:
The Portfolios are not permitted to     FUNDAMENTAL RESTRICTION
make loans to other persons, except     No Portfolio may make loans, except
(i) through the lending of their that each Portfolio may: (i) portfolio securities and provided purchase and hold debt instruments that any such loans not exceed 30% (including without limitation, of a Portfolio's total assets bonds, notes, debentures or other
(taken at market value), (ii) obligations and certificates of through the use of repurchase deposit, bankers' acceptances and agreements or the purchase of fixed time deposits) in accordance short-term obligations and provided with its investment objectives and that not more than 10% of a policies; (ii) enter into Portfolio's total assets will be repurchase agreements with respect invested in repurchase agreements to portfolio securities; and (iii) maturing in more than seven days, lend portfolio securities with a or (iii) by purchasing, subject to value not in excess of one- third
the   limitation  on  illiquid  and     of the value of its total assets.
restricted   securities   above,  a
portion   of  an   issue   of  debt
securities   of   types    commonly
distributed  privately to financial
institutions,  for  which  purposes
the    purchase    of    short-term
commercial paper or a portion of an
issue of debt securities  which are
part  of an  issue  to  the  public
shall not be considered  the making
of a loan.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment is intended to clarify the basic limitation on securities lending, and would also exclude those transactions that current regulatory interpretations and policies allow. The investment adviser will not make loans of a Portfolio's portfolio securities (or enter into repurchase agreements) unless it receives collateral that is at least 102% of the value of the loan, including accrued interest. During the time portfolio securities are on loan, the borrower pays the Portfolio any dividends or interest paid on such securities, and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially.


                                   PROPOSAL 6D
     RECLASSIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                  CONCERNING PURCHASES OF SECURITIES ON MARGIN



CURRENT:                                PROPOSED:
No   Portfolio   may  purchase  any     NONFUNDAMENTAL RESTRICTION
security  or  evidence  of interest     No  Portfolio  may make short sales
therein on margin, except that such of securities, other than short short-term credit as may be sales "against the box," or obtained as may be necessary for purchase securities on margin the clearance of purchases and except for short-term credits sales of securities and except necessary for clearance of that, with respect to a Portfolio's portfolio transactions, provided permissible options and futures that this restriction will not be transactions, deposits of initial applied to limit the use of and variation margin may be made in options, futures contracts and connection with the purchase, related options, in the manner
ownership,   holding   or  sale  of     otherwise    permitted    by    the
futures or options positions.           investment  restrictions,  policies
                                        and   investment   program   of   a
                                        Portfolio.

EXPLANATION OF THE PROPOSED CHANGE. The proposed change modernizes and clarifies the circumstances under which a Portfolio may make margin purchases and specifically permits the Fund to make short sales "against the box". The reclassification as nonfundamental could enable the Portfolios to respond more quickly to changes in financial markets.

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box", an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental restriction in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors. Although elimination of the Portfolios' fundamental restriction on short selling will not affect the Portfolios' investment techniques at this time, in the event of a change in state regulatory requirements, a Portfolio may alter its investment practices in the future.

                                   PROPOSAL 6E
        AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                     CONCERNING CONCENTRATION OF INVESTMENT


CURRENT:                                PROPOSED:
No Portfolio  may  concentrate  its     FUNDAMENTAL RESTRICTION
investments in any particular No Portfolio may purchase the industry, except that, with respect securities of any issuer (other to a Portfolio's permissible than securities issued or futures and options transactions, guaranteed by the U.S. government positions in options and futures or any of its agencies or shall not be subject to this instrumentalities, or repurchase
restriction,  and  except  that the     agreements  secured thereby) if, as
Money Market Portfolio may invest a result, more than 25% of the more than 25% of its total assets Portfolio's total assets would be in obligations issued by banks, invested in the securities of including U. S. banks, and in companies whose principal business obligations issued or guaranteed by activities are in the same the U.S. Government, its agencies industry. Notwithstanding the
or instrumentalities.                   foregoing,    (i)   there   is   no
                                        limitation    with    respect    to
                                        securities   issued  by  banks,  or
                                        repurchase    agreements    secured
                                        thereby,  (ii)  with  respect  to a
                                        Portfolio's permissible futures and
                                        options    transactions   in   U.S.
                                        government securities, positions in
                                        such options and futures  shall not
                                        be subject to this  restriction and
                                        (iii)  the Money  Market  Portfolio
                                        may  invest  more  than  25% of its
                                        total assets in obligations  issued
                                        by banks,  including  U. S.  banks,
                                        and  in   obligations   issued   or
                                        guaranteed by the U.S.  Government,
                                        its agencies or instrumentalities.

EXPLANATION OF THE PROPOSED CHANGES: The proposed amendment is intended to clarify the basic limitation on concentration of investment and would specifically exclude government securities (and repurchase agreements secured thereby), securities issued by banks (and repurchase agreements secured thereby) and positions in options and futures from the limitations imposed by the restriction.

                                   PROPOSAL 6F
              AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT
               RESTRICTION CONCERNING COMMODITIES AND REAL ESTATE


CURRENT:                                PROPOSED:
No  Portfolio  may purchase or sell     FUNDAMENTAL RESTRICTION
real estate (including limited No Portfolio may purchase or sell partnership interests but excluding physical commodities unless securities secured by real estate acquired as a result of ownership or interests therein), interests in of securities or other instruments oil, gas or mineral leases, but this shall not prevent a commodities or commodity contracts Portfolio from (i) purchasing or
in the ordinary course of business,     selling    options    and   futures
other than (i) with respect to a contracts or from investing in Portfolio's permissible futures and securities or other instruments options transactions, or (ii) with backed by physical commodities or respect to the Growth and Income (ii) engaging in forward purchases Portfolio, the Capital Growth or sales of foreign currencies or
Portfolio, and International Equity     securities.
Portfolio only,  forward  purchases
and sales of foreign  currencies or     FUNDAMENTAL RESTRICTION
securities (each Portfolio reserves No Portfolio may purchase or sell the freedom of action to hold and real estate unless acquired as a
to sell real  estate  acquired as a     result of ownership  of  securities
result   of   its    ownership   of     or  other   instruments  (but  this
securities).                            shall not prevent a Portfolio  from
                                        investing  in  securities  or other
                                        instruments  backed by real  estate
                                        or securities of companies  engaged
                                        in  the  real   estate   business).
                                        Investments   by  a  Portfolio   in
                                        securities  backed by  mortgages on
                                        real   estate   or  in   marketable
                                        securities of companies  engaged in
                                        such   activities  are  not  hereby
                                        precluded.

                                        NONFUNDAMENTAL RESTRICTION
                                        No  Portfolio  may purchase or sell
                                        interests  in oil,  gas or  mineral
                                        leases.

EXPLANATION OF THE PROPOSED CHANGES: The proposed changes conform the application of the restrictions pertaining to commodities and real estate to the current regulations of the 1940 Act by clarifying that certain real estate-related financial instruments may be purchased by the Portfolios. To a large extent, the proposed amendment would also standardize the restrictions applicable to each of the respective Portfolios by allowing all the Portfolios to engage in certain transactions such as forward purchases when it is consistent with a Portfolio's investment objectives and policies.

                                   PROPOSAL 6G
                    AMENDMENT OF EACH PORTFOLIO'S FUNDAMENTAL
                  INVESTMENT RESTRICTION REGARDING INVESTMENTS
                      IN RESTRICTED AND ILLIQUID SECURITIES



Current:                                PROPOSED:
No Portfolio may  knowingly  invest     NONFUNDAMENTAL RESTRICTION
in securities  which are subject to     No  Portfolio  may invest more than
legal or  contractual  restrictions     15% (10% with  respect to the Money
on  resale  (including   securities     Market Portfolio) of its net assets
that  are not  readily  marketable,     in illiquid securities.
but   not   including    repurchase
agreements  maturing  in  not  more
than  seven  days)  if, as a result
thereof,   more  than  15%  of  the
Portfolio's  total assets (taken at
market  value) would be so invested
(including   repurchase  agreements
maturing in more than seven days).

EXPLANATION OF THE PROPOSED CHANGES: The current fundamental restrictions limit purchases of all securities that are subject to restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. These restrictions include securities eligible for resale under Rule 144A and Section 4(2) commercial obligations. The proposed non-fundamental restriction incorporates recent developments in securities markets. Under the proposed restriction, securities issued under such exemptions from registration, although restricted, may still be classified as liquid in accordance with procedures adopted by the Board of Trustees. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio. Furthermore, to the extent that a market fails to develop or ceases to exist with respect to these restricted securities, illiquidity levels will increase.

When purchasing securities which could not be sold without registration under the Securities Act of 1933, a Portfolio will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Portfolio's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations.

The proposed changes would standardize, among all Portfolios, the applicable investment restriction, and would remove from all of the descriptions certain interpretations of what may constitute illiquid securities. By doing this, each Portfolio would be subject to the same current interpretations, from time to time, of what constitutes an illiquid security, under SEC releases and other relevant authority. The defundamentalization of this restriction would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for investments in illiquid securities changes at some time in the future. This limitation may be subject to additional restrictions imposed by jurisdictions in which a Portfolio's shares are offered for sale.

                                   PROPOSAL 6H
                RECLASSIFICATION OF EACH PORTFOLIO'S FUNDAMENTAL
                    RESTRICTION CONCERNING THE USE OF OPTIONS



Current:                                PROPOSED:
No Portfolio may write, purchase or     NONFUNDAMENTAL RESTRICTION
sell any put or call  option or any     No Portfolio may write, purchase or
combination thereof,  provided that     sell any put or call  option or any
this shall not prevent (i) with combination thereof, provided that respect to the Growth and Income this shall not prevent (i) with Portfolio and the Capital Growth respect to the Growth and Income
Portfolio   only,   the   purchase,     Portfolio  and the  Capital  Growth
ownership, holding or sale of Portfolio only, the purchase, warrants where the grantor of the ownership, holding or sale of warrants is the issuer of the warrants where the grantor of the underlying securities, (ii) with warrants is the issuer of the respect to all of the Portfolios, underlying securities, (ii) with the writing, purchasing or selling respect to all of the Portfolios, of puts, calls or combinations the writing, purchasing or selling thereof with respect to U.S. of puts, calls or combinations government securities or (iii) with thereof with respect to portfolio respect to a Portfolio's securities or (iii) with respect to permissible futures and options a Portfolio's permissible futures transactions, the writing, and options transactions, the purchasing, ownership, holding or writing, purchasing, ownership, selling of futures and options holding or selling of futures and positions or of puts, calls or options positions or of puts, calls combinations thereof with respect or combinations thereof with
to futures.                             respect to futures.

EXPLANATION OF THE PROPOSED CHANGE: The proposed reclassification of this restriction as nonfundamental would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments change at some time in the future. The terms of this restriction are consistent with general restrictions, including limitations on liquidity and portfolio diversification. Therefore, no foreseeable impact on the Portfolios is anticipated by the proposed reclassification.

                                   PROPOSAL 6I
        AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT RESTRICTION
                          CONCERNING SENIOR SECURITIES


Current                                 PROPOSED:
No  Portfolio  may issue any senior     FUNDAMENTAL RESTRICTION
security  (as that term is  defined     No  Portfolio  may issue any senior
in the 1940  Act) if such  issuance     security  (as  defined  in the 1940
is  specifically  prohibited by the     Act),  except  that (a) a Portfolio
1940 Act or the rules and may engage in transactions that may regulations promulgated thereunder, result in the issuance of senior
provided      that       collateral     securities to the extent  permitted
arrangements with respect to a under applicable regulations and Portfolio's permissible options and interpretations of the 1940 Act or futures transactions, including an exemptive order; (b) a Portfolio deposits of initial and variation may acquire other securities, the margin, are not considered to be acquisition of which may result in the issuance of a senior security the issuance of a senior security,
for purposes of this restriction.       to  the  extent   permitted   under
                                        applicable      regulations      or
                                        interpretations  of the  1940  Act;
                                        (c) subject to the restrictions set
                                        forth above, a Portfolio may borrow
                                        money  as  authorized  by the  1940
                                        Act.    For    purposes   of   this
                                        restriction,             collateral
                                        arrangements   with  respect  to  a
                                        Portfolio's permissible options and
                                        futures   transactions,   including
                                        deposits of initial  and  variation
                                        margin,  are not  considered  to be
                                        the issuance of a senior security.

EXPLANATION OF PROPOSED CHANGE: Under the 1940 Act, an open-end investment company (such as the Trust) cannot issue senior securities except under certain very limited conditions. The proposed amendment clarifies and modernizes the language concerning senior securities to conform to provisions of the 1940 Act. It is proposed that this restriction exclude those transactions which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Under the proposed fundamental restriction, the Portfolios could, to the extent permitted by applicable law or exemptive order, (a) enter into commitments, including reverse repurchase agreements and delayed delivery and when-issued securities; (b) engage in transactions that may result in the issuance of a senior security; (c) engage in short sales of securities; (d) purchase and sell futures contracts and related options; (e) borrow money; and (f) issue multiple classes of securities in each case subject to any other applicable restrictions even though such transactions may result in the issuance of senior securities.

                                   PROPOSAL 6J
              AMENDMENT TO EACH PORTFOLIO'S FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING SHORT SALES OF SECURITIES



CURRENT:                                PROPOSED:
No  Portfolio  may make short sales     It is  proposed  that this has been
of  securities  or  restriction  be     combined   with  a   nonfundamental
eliminated,  as it maintain a short     restriction concerning purchases of
position;     except    that    all     securities on margin. (See Proposal
Portfolios  other  than  the  Money     6d above.)
Market  Portfolio,  may  only  make
such short sales of  securities  or
maintain a short position if when a
short    position   is   open   the
Portfolio  owns an equal  amount of
such   securities   or   securities
convertible  into or  exchangeable,
without   payment  of  any  further
consideration,  for  securities  of
the same  issue  as,  and  equal in
amount  to,  the  securities   sold
short, and unless not more than 10%
of  the   Portfolio's   net  assets
(taken at market  value) is held as
collateral  for  such  sales at any
one   time   (it  is  the   present
intention  of  management  to  make
such sales only for the  purpose of
deferring  realization  of  gain or
loss   for   federal   income   tax
purposes;  such sales  would not be
made  of   securities   subject  to
outstanding options).

EXPLANATION OF THE PROPOSED CHANGE. For an explanation of short sales see Proposal 6d above.

                                   PROPOSAL 6K

                    APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
                             POLICY PERMITTING EACH
                    PORTFOLIO TO INVEST ALL OF ITS INVESTABLE
                      ASSETS IN ANOTHER INVESTMENT COMPANY


Introduction:  Master/Feeder Fund Structure

At a meeting held on December 14, 1995, the Board considered and approved, subject to shareholder approval, the adoption of a new fundamental investment policy with respect to each Portfolio which would allow each Portfolio to convert to a Master/Feeder Structure. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately which may result in certain economies of scale.

There is no present intention to convert any Portfolio to a Master/Feeder Fund structure. In adopting this new fundamental investment policy, a Portfolio would be given the flexibility to convert to a Master/Feeder Fund Structure and pursue investment opportunities consistent with its investment objective with the approval of the Board, without the requirement of submitting such matter to a vote of shareholders, which is a time-consuming and expensive process. The Board will consider and evaluate specific proposals prior to the implementation of any conversion to a Master/Feeder Fund Structure. A Portfolio's prospectus and statement of additional information would be amended to reflect the implementation of the Portfolio's conversion to a Master/Feeder Fund Structure and its shareholders would be notified.

Under a Master/Feeder Fund Structure, a Portfolio will have the ability to invest all of its investable assets in another investment company (the "Master Portfolio") having substantially the same investment objectives and policies as the Portfolio in exchange for shares of beneficial interest in the Master Portfolio. This could mean that the only investment securities that will be held by a Portfolio will be the Portfolio's interest in the Master Portfolio. Each Master Portfolio will be a series of an investment company ("Master Trust"), as each Portfolio is a series of the Trust.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Portfolio. In this event, additional assets may allow for operating expenses to be spread over a larger asset base. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in a Portfolio who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of a Portfolio's current operational structure. Conversion to a Master/Feeder Fund Structure may allow a Portfolio to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master/Feeder Fund Structure will result in a Portfolio stabilizing its expenses or achieving greater operational efficiencies.

NEW INVESTMENT POLICY

The Board has approved with respect to each Portfolio, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit a Portfolio to convert to the Master/Feeder Fund Structure by investing all of its investable assets in another appropriate investment fund. As discussed above under "Introduction: Master/Feeder Fund Structure," the purpose of this Proposal is to allow a Portfolio to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all of its investable assets in another investment company. At present, certain of the fundamental investment restrictions of each Portfolio, such as those limiting investment in a single issuer or concentration in an industry, may prevent it from investing all of its investable assets in another registered investment company. The Board proposes that these restrictions be modified by adding the following fundamental investment policy:

         Notwithstanding any other investment policy or restriction, a Portfolio may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Portfolio.

A Portfolio's methods of operation and shareholder services would not be materially affected by its investment in a corresponding Master Portfolio, except that the assets of the Portfolio may be managed as part of a larger pool. If a Portfolio invested all of its assets in a Master Portfolio, it would hold only beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Portfolio would otherwise continue its normal operation. The Board would retain the right to withdraw a Portfolio's investment from its corresponding Master Portfolio at any time it determines that it would be in the best interest of shareholders; the Portfolio would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

ADDITIONAL INFORMATION REGARDING EACH MASTER PORTFOLIO

Each Master Portfolio would be a series of a Master Trust which, like the Trust, would be an open-end management investment company under the 1940 Act. It is expected that the Master Trust would have one series to correspond to each series of the Trust that converts to the Master/Feeder Fund Structure. The investment objective and policies of each Master Portfolio would be substantially the same as those of the corresponding Portfolio; in seeking to achieve the same objective as the Portfolio, the Master Portfolio would invest in the same type of securities and engage in the same transactions permitted by the investment policies and restrictions of the corresponding Portfolio.

The Adviser, or its successor in the Bank Merger would be the investment adviser of each Portfolio's corresponding Master Portfolio. Similarly, CAM Inc. would serve as Sub-Adviser to the Master Portfolio. See Proposal 2. Entities or their successors in the Bank Merger that currently perform services with respect to each Portfolio, such as administrative or custodial services, would perform substantially similar services for each Master Portfolio.

Each Master Portfolio normally would not hold meetings of investors except as required under the 1940 Act. As an investor in the Master Portfolio, a Portfolio would be entitled to vote in proportion to its relative interest in the Master Portfolio. As to any issue on which Portfolio shareholders vote, a Portfolio would vote its interest in the Master Portfolio in proportion to the votes cast by its shareholders. If there were other investors in the Master Portfolio, there could be no assurance that any issue that receives a majority of the votes cast by a Portfolio's shareholders would receive a majority of votes cast by all Master Portfolio shareholders.

Changing a fundamental policy of a Master Portfolio would require approval of the holders of a majority of interests in the Master Portfolio. The Board of Trustees of the Master Trust would have the ability to change nonfundamental policies without prior interestholder approval.

In addition to a vote to change a fundamental policy, examples of matters that would require approval of shareholders of the Master Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory contract; certain amendments to the Trust Instrument of the Master Trust; a merger, consolidation or sale of substantially all of a Master Portfolio's assets; or any additional matters required or authorized by the Trust Instrument of the Master Trust or any registration statement of the Master Trust, or as the Trustees may consider desirable.

Generally, a Portfolio would hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Master Portfolio when the Master Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, a Portfolio would not seek instructions from its shareholders with respect to (i) any proposal relating to the Master Portfolio which, if made with respect to a Portfolio, would not require the vote of Portfolio shareholders, or (ii) any proposal relating to the Master Portfolio that is identical in all material respects to a proposal previously approved by the Portfolio's shareholders.

The Master Trust's operations would be governed by its Trust Instrument and applicable law. The operations of the Master Trust and the Master Portfolios, like those of the Trust and the Portfolios, would be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.

Examples of proposals with respect to a Master Portfolio that may not require the approval of shareholders of its corresponding Portfolio would include the following, subject to applicable statutory and regulatory requirements: (i) approval of an Advisory Agreement with the Adviser or its successor in the Bank Merger (or a subsidiary or affiliate) on terms that do not differ in any material respect from an Advisory Agreement currently in effect with respect to that Portfolio; (ii) election of Trustees of the Master Trust who had previously been elected as Trustees of the Trust; and (iii) selection, or ratification of the selection of, a firm of independent certified public accountants that had previously been approved by shareholders of that Portfolio. Examples of matters that would be submitted to shareholders of a Master Portfolio's corresponding Portfolio would include the following: (i) approval of an Advisory Agreement with an investment adviser other than the Adviser, or its successor in the Bank Merger (or a subsidiary or affiliate), or one that provided for compensation in excess of the amount of compensation payable to the Adviser pursuant to the Advisory Agreement in effect with respect to that Portfolio, (ii) election when required by the 1940 Act of Trustees of the Master Trust who had not previously been elected by shareholders as Trustees of the Trust; or (iii) selection of, or the ratification of the selection of, a firm of independent certified public accountants that had not previously been approved by the shareholders of the Portfolio. Any proposal submitted to holders in a Master Portfolio, and that is not required to be voted on by shareholders of that Master Portfolio's corresponding Portfolio, would nonetheless be voted on by the Trustees of the Trust.

TRUSTEES AND OFFICERS OF THE MASTER TRUST

The initial interestholders of the Master Trust would be expected to elect as Trustees of the Master Trust, the individuals serving as members of the Board of Trustees of the Trust. See Proposal 3. Subject to the provisions of its Trust Instrument, the business of the Master Trust would be supervised by its Trustees, who would serve indefinite terms and who would have all powers necessary or convenient to carry out their responsibilities. The Trustees of the Master Trust would elect officers of the Master Trust whom they deemed appropriate.

TAX CONSEQUENCES OF INVESTMENT IN A MASTER PORTFOLIO

The Trust would apply for a ruling from the Internal Revenue Service ("IRS") or would obtain an opinion of the tax counsel to the effect that its contribution of assets of a Portfolio to its corresponding Master Portfolio in exchange for an interest in that Master Portfolio would not result in the recognition of gain or loss to that Portfolio and would not affect the treatment of any Variable Contracts as variable annuities for federal income tax purposes. If the IRS were to decline to issue a ruling for procedural or administrative reasons, management of the Trust may proceed with the transfer based upon an opinion of tax counsel.

It is intended that each Portfolio would continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In each taxable year that a Portfolio so qualified, the Portfolio (but not its shareholders) would be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. Neither a Portfolio nor the Master Portfolio would be expected to be required to pay any Federal income or excise taxes. Distributions from a Portfolio, except for distributions from a Portfolio designated as long-term capital gain distributions, would continue to be taxable to its shareholders as ordinary income, whether received in cash or reinvested in Portfolio shares.

                                   PROPOSAL 6L
                 ELIMINATION OF THE ASSET ALLOCATION PORTFOLIO'S
                  FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
                    INVESTMENTS IN OTHER INVESTMENT COMPANIES

         Proposal 6l is applicable to the ASSET ALLOCATION PORTFOLIO ONLY.


Current:                                PROPOSED:
The Asset Allocation Portfolio may It is proposed that this not purchase the securities of restriction be eliminated and
other  investment  companies except     replaced    with   the    following
as part of a merger,  consolidation     nonfundamental policy:
or other acquisition involving such
Portfolio.                              The Asset Allocation  Portfolio may
                                        invest up to 5% of its total assets
                                        in  the   securities   of  any  one
                                        investment company, but may not own
                                        more than 3% of the  securities  of
                                        any  one   investment   company  or
                                        invest  more  than 10% of its total
                                        assets in the  securities  of other
                                        investment companies.

EXPLANATION OF THE PROPOSED CHANGE: The proposed amendment to eliminate this restriction and replace it with a nonfundamental policy would modernize and clarify the restriction on investments in other investment companies.

ADDITIONAL INFORMATION REGARDING PROPOSALS 6A-L

Unless otherwise noted, whenever an amended or restated investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act) or illiquid securities. Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolios's investment policies and limitations. If any of Proposals 6a-l are not approved by shareholders, the current Restriction will remain unchanged.


REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Each of the above proposals to change a Portfolio's Restriction requires the approval of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio or (2) 67% or more of the shares of the Portfolio present at the meeting if more than 50% of the outstanding shares of such Portfolio are represented at the meeting in person or by proxy.


       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                          "FOR" THE FOREGOING PROPOSALS

                                   PROPOSAL 7
                    APPROVAL OR DISAPPROVAL OF A MODIFICATION
                      OF THE FUNDAMENTAL INVESTMENT POLICY
                      OF THE U.S. TREASURY INCOME PORTFOLIO
                        REGARDING PERMISSIBLE INVESTMENTS
                            IN GOVERNMENT SECURITIES

This Proposal relates to the U.S. TREASURY INCOME PORTFOLIO ONLY:

At a meeting of the Board of Trustees of the Trust held on December 14, 1995, the Trustees, including each of the Trustees who is not an "interested person" of the Trust or the Adviser, within the meaning of the 1940 Act (the "Disinterested Trustees"), considered and unanimously approved the proposals of the Adviser to eliminate, subject to shareholder approval, the fundamental investment policy of the U.S. Treasury Income Portfolio pertaining to permissible investment in U.S. Government Securities and replace it with a modified, non-fundamental investment policy. Contingent upon shareholder approval of this proposal, the Trustees have approved (i) the modification of the Portfolio's investment objective to reflect the modified investment policy and (ii) a change in the name of the U.S. Treasury Income Portfolio to the U.S. Government Income Portfolio.

CURRENT FUNDAMENTAL INVESTMENT POLICY. A current fundamental investment policy of the U.S. Treasury Income Portfolio provides that:

          "The U.S. Treasury Income Portfolio will invest at least 65% of its assets in obligations that are backed by the full faith and credit of the U.S. government or in repurchase agreements fully collateralized by U.S. government obligations, except that up to 5% of the U.S. Treasury Income Portfolio's assets may be invested in futures contracts (and related options thereon) based on U.S. government obligations, including any index of government obligations that may be available for trading."

This investment policy is fundamental, which means that it cannot be changed without the approval of a majority of the outstanding voting securities of the U.S. Treasury Income Portfolio, as defined in the 1940 Act.

PROPOSED NON-FUNDAMENTAL INVESTMENT POLICY. It is proposed that the U.S. Treasury Income Portfolio change the above fundamental investment policy to the following non-fundamental policy:

          "Under normal circumstances, the U.S. Treasury Income Portfolio will invest at least 65% of its assets in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof."

Thus, under the proposed amendment, the U.S. Treasury Income Portfolio would no longer be required to invest primarily in debt obligations that are backed by the "full faith and credit" of the U.S. government.

MODIFICATION OF INVESTMENT OBJECTIVE. In addition, contingent upon shareholder approval of the elimination of the fundamental investment policy described above, the Trustees have approved (i) the modification of the Portfolio's investment objective to reflect the modified investment policy and (ii) a change in the name of the U.S. Treasury Income Portfolio to the U.S. Government Income Portfolio. The U.S. Treasury Income Portfolio's investment objective is non-fundamental, which means that it can be changed upon approval of the Board of Trustees. Therefore, shareholders are not being asked to approve the change in the investment objective. The proposed investment objective is consistent with the modified investment policy and is as follows:

          "The  U.S.   Treasury  Income   Portfolio  seeks  to  provide
          shareholders with monthly dividends and to protect the value of their investment. "

REASONS FOR THE PROPOSAL. The proposed changes are intended to increase the flexibility available in managing the U.S. Treasury Income Portfolio as well as to maximize the ability to be responsive to market conditions, so that higher yields may be obtained without undue risks. The Adviser has also informed the Board that the current fundamental investment policy have imposed undue restrictions on the Portfolio's ability to comply with Subchapter L of the Internal Revenue Code of 1986, which concerns variable annuity contracts. The defundamentalization of this policy would avoid the delay and expense of a shareholder vote in the event of the need to modify the Portfolio's permissible investments in government securities at some time in the future.

The U.S. Treasury Income Portfolio's current fundamental investment policy requires the U.S. Treasury Income Portfolio to invest at least 65% of its assets in obligations that are backed by the full faith and credit of the U.S. government or in repurchase agreements fully collateralized by U.S. government obligations, except that up to 5% of the U.S. Treasury Income Portfolio's assets may be invested in futures contracts (and related options thereon) based on U.S. government obligations, including any index of government obligations that may be available for trading.

The Adviser believes that this fundamental policy, which requires the U.S. Treasury Income Portfolio to invest primarily in obligations that are backed by the full faith and credit of the U.S. government, may limit the ability of the U.S. Treasury Income Portfolio to invest in other appropriate securities that provide, in its judgment, a reasonable return consistent with reasonable risk. The proposed investment objective would require the U.S. Treasury Income Portfolio to invest primarily in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof. These instrumentalities include obligations of the Farm Credit System Financial Assistance Corporation (FCSFAC) the Farmers Home Administration (FMHA) and the Federal Financing Bank
(FFB). By requiring that at least 65% of the U.S. Treasury Income Portfolio's assets be invested in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof rather than U.S. Treasury obligations, the range of available investments would be increased, and the Adviser believes that the U.S. Treasury Income Portfolio could respond to changing market conditions and obtain higher yields without unreasonable risk, and manage the Portfolio in compliance with Subchapter L. Similarly, the Adviser believes that the proposed nonfundamental investment policy requiring the U.S. Treasury Income Portfolio to invest at least 65% of its assets in U.S. Treasury obligations, obligations issued or guaranteed by U.S. government agencies or instrumentalities if such obligations are backed by the "full faith and credit" of the U.S. Treasury, and securities issued or guaranteed as to principal and interest by the U.S. government or by agencies or instrumentalities thereof would also provide added flexibility without unreasonable risk, by permitting the U.S. Treasury Income Portfolio's principal investments to be in a wider range of debt obligations.

For the reasons indicated above, the Adviser believes that these changes will provide added flexibility, will allow the U.S. Treasury Income Portfolio to take advantage of additional investment opportunities without undue risk, and are in the best interests of the U.S. Treasury Income Portfolio and its shareholders. However, market conditions change and there can be no assurance that adoption of the proposals will result in the U.S. Treasury Income Portfolio's realizing yields higher than it currently realizes.

Accordingly, based on the recommendation of the Adviser, the Trustees of the Trust, including all of the Disinterested Trustees, unanimously approved the foregoing changes to the U.S. Treasury Income Portfolio's fundamental investment policy, subject to the approval of the U.S. Treasury Income Portfolio's shareholders.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

If the proposal is approved by shareholders, the new investment objective and the new non-fundamental investment policy will become effective as soon as practicable. If the proposal is not approved, then the proposal will not be implemented and the current objective and the current fundamental investment policy will remain unchanged.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
                          "FOR" THE FOREGOING PROPOSAL


                                OTHER INFORMATION

The Portfolio's present Sub-Administrator is Vista Broker Dealer Services, Inc. ("VBDS"), a wholly-owned subsidiary of BISYS Funds Services, Inc. See "Administrator" under Proposal 1. The following are officers of the Trust who may be deemed to have an interest in VBDS by virtue of their status as employees and/or executive officers of VBDS:

                                                                     Officer of
                              Position With the                       the Trust
 NAME                         Trust                     Age             Since

Ann Bergin ................   Secretary and              35             1995
                              Assistant Treasurer

Martin R. Dean ............   Treasurer and              31             1995
                              Assistant Secretary




SUBSTANTIAL SHAREHOLDE. As of February 29, 1996, the separate accounts of the Life Companies were known to the Board of Trustees and the management of the Trust to own of record all shares of the Portfolios.

Ownership by certain beneficial owners. The Life Companies have advised the Trust that as of February 29, 1996 there were no persons owning Variable Contracts which would entitle them to instruct the Life Companies with respect to more than 5% of the voting securities of any Portfolio of the Trust. As of February 29, 1996, SunAmerica Inc. owned the following percentages of each Portfolio attributable to its seed capital investment in the Trust: Money Market Portfolio (92%), Growth and Income Portfolio (70%), Capital Growth Portfolio (69%), Asset Allocation Portfolio (93%), U.S. Treasury Income Portfolio (96%) and International Equity Portfolio (92%).

Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

         Submission of Proposals for the Next Annual Meeting of the Trust. Under the Trust's Declaration of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 125 West 55th Street, New York, New York 10019, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

March 15, 1996
                                             BY ORDER OF THE BOARD OF
                                             OF TRUSTEES OF MUTUAL FUND
                                             VARIABLE ANNUITY TRUST








                                             Ann Bergin,
                                             Secretary

                           FORM OF INTERIM                            APPENDIX A
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                       AND THE CHASE MANHATTAN BANK, N.A.


         AGREEMENT made this day of , by and between MUTUAL FUND VARIABLE ANNUITY TRUST (the "Trust") on behalf of the series of the Trust (the "Fund") and THE CHASE MANHATTAN BANK, N.A. (the "Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

         WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide advisory services for the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

                  1. Appointment. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

                  2. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund.

                           (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                                    (i) supervise  continuously  the  investment
                           program of the Fund and the composition of its portfolio;

                                    (ii)  determine  what  securities  shall  be
                           purchased or sold by the Fund; and

                                    (iii)  arrange for the purchase and the sale
                           of securities held in the portfolio of the Fund.

                           (b) Any investment  program  furnished by the Adviser
                  under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

                                    (i)  the  provisions  of the  Act and of any
                           rules or regulations in force thereunder;

                                    (ii)  any  other  applicable  provisions  of
                           state and federal law;

                                    (iii) the  provisions of the  Declaration of
                           Trust and By-Laws of the Trust, as amended from time to time;

                                    (iv) any policies and  determinations of the
                           Board of Trustees of the Trust; and

                                    (v) the fundamental policies of the Fund, as
                           reflected in its Registration Statement under the Act, as amended from time to time.

                           (c) In making  recommendations  for the  Fund,  Trust
                  Division personnel of the Adviser will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Division of the Adviser. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund.

                           (d) The  Adviser  shall give the Fund the  benefit of
                  its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by the Fund in connection with the matters to which this Agreement relates, including specifically but not limited to, the calculation of net asset value and the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                           (e) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

                           (f) The Fund will supply the Adviser  with  certified
                  copies of the following documents: (i) the Trust's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Adviser and approving this Agreement; (iii) the Trust's Registration Statement, as filed with the SEC; and
                  (iv) the Fund's most recent prospectus and statement of additional information. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

                           (g) The Fund will supply, or cause its custodian bank
                  to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

                  3. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of its brokerage commission rates. The
         Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

                  4. Allocation of Expenses. The Adviser agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement and the keeping of certain accounting records of the Fund. The Adviser agrees that it will supply to any sub-adviser or administrator (the "Administrator") of the Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are "affiliated persons" of the Adviser as defined in the Act. All costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust shall be paid by the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions;
         (iv) insurance premiums; (v) compensation and expenses of its Trustees other than those affiliated with the Adviser or the Administrator; (vi) legal, accounting and audit expenses; (vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; and
         (xii) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

                  5. Compensation of the Adviser. (a) For the services to be rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser monthly compensation at an annual rate, of % [see attached Schedule] of the Fund's average daily net assets, as set forth in Schedule A. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

                           (b) In the event the  operating  expenses of the Fund
                  including all investment advisory, subadvisory and administration fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

                  6. Duration, Amendment and Termination. (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

                           (b) This Agreement may not be amended except in accordance with the provisions of the Act, including specifically, the provisions of the Act and the rules and regulations thereunder regarding series votes by shareholders of the Fund.

                           (c) This  Agreement  may be terminated by the Adviser
                  at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be approved by the vote of a majority of all the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement may only be terminated in accordance with the provisions of the Act, and shall automatically terminate in the event of its assignment (as defined in the Act).

                  7. Board of Trustees Meeting. The Fund agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

                  8. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be 125 West 55th Street, New York, New York 10019, and that of the Adviser shall be One Chase Manhattan Plaza, New York, New York 10081.

                  9. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunder affixed, all as of the day and year first above written.

                                             MUTUAL FUND VARIABLE ANNUITY TRUST


                                             -----------------------------------
                                             Name:
                                             Title:
ATTEST:



-------------

                                             THE CHASE MANHATTAN BANK, N.A.


                                             -----------------------------------
                                             Name:
                                             Title:

ATTEST:




-------------

                                   SCHEDULE A


Portfolio:                                            Fee:
----------                                            ----

International Equity Portfolio                        0.80%
Capital Growth Portfolio                              0.60%
Growth and Income Portfolio                           0.60%
Asset Allocation Portfolio                            0.55%
Treasury Portfolio                                    0.50%
Money Market Portfolio                                0.25%

                                                                      APPENDIX B
                                   FORM OF NEW
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                       MUTUAL FUND VARIABLE ANNUITY TRUST
                                       AND
                         THE CHASE MANHATTAN BANK, N.A.
                                AND ITS SUCCESSOR



AGREEMENT made this _____ day of __________, 1996, by and between Mutual Fund Variable Annuity Trust, a Massachusetts business trust which may issue one or more series of shares (hereinafter the "Trust"), and The Chase Manhattan Bank, N.A., a National Banking Association, and its successor, The Chase Manhattan Bank, a New York State chartered bank (hereinafter the "Adviser").

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and serves as the underlying investment for certain variable annuity contracts issued by insurance company separate accounts; and

         WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services in connection with the series of the Trust listed on Schedule A (each, a "Portfolio" and collectively, the "Portfolios"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. STRUCTURE OF AGREEMENT. The Trust is entering into this Agreement on behalf of the Portfolios severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Portfolio severally and not jointly. No individual Portfolio shall have any responsibility for any obligation with respect to any other Portfolio arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

         (a) any breach of any term of this Agreement regarding the Trust with respect to any one Portfolio shall not create a right or obligation with respect to any other Portfolio;

         (b) under no circumstances shall the Adviser have the right to set off claims relating to a Portfolio by applying property of any other Portfolio; and

         (c) the business and contractual relationships created by this Agreement, the consideration for entering into this Agreement, and the consequences of such relationships and consideration relate solely to the Trust and the particular Portfolio to which such relationship and consideration applies.

         2. DELIVERY OF DOCUMENTS. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

         (a)      The Trust's Declaration of Trust;

         (b)      The By-Laws of the Trust;

          (c) Resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

         (d) The Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on July 18, 1994 and all subsequent amendments thereto relating to the Portfolios (the "Registration Statement");

          (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

          (f) Prospectuses and Statements of Additional Information of the Portfolios (collectively, the "Prospectuses").

         3.       APPOINTMENT.

         (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Portfolios for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

          (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Portfolio or Portfolios (each a "Sub- Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Portfolio shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Portfolio if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Portfolio without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

         4.       INVESTMENT ADVISORY SERVICES.

         (a) Management of the Portfolios. The Adviser hereby undertakes to act as investment adviser to the Portfolios. The Adviser shall regularly provide investment advice to the Portfolios and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Portfolios and, in furtherance thereof, shall:

                  (i) supervise all aspects of the operations of the Trust and each Portfolio;

                  (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Portfolios' investment programs, and the issuers of securities included in the Portfolios' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Portfolio's portfolio;

                  (iii)  determine   which  issuers  and  securities   shall  be
                         included in the portfolio of each Portfolio;

                  (iv)   furnish  a  continuous   investment  program  for  each
                         Portfolio;

                  (v) in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Portfolio; and

                  (vi) take, on behalf of each Portfolio, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

          (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Portfolio's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) the provisions of the Internal Revenue Code of 1986, as amended, including Subchapters L and M, relating to Variable Contracts and regulated investment companies, respectively, (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Portfolio and provided to the Adviser in writing. The management of the Portfolios by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

          (c) Books and Records. The Adviser shall keep each Portfolio's books and records required by applicable law to be maintained by the Portfolios with respect to advisory services. The Adviser agrees that all records which it maintains for a Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act any such records of the Portfolio required to be preserved by such Rule.

          (d) Reports, Evaluations and other services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Portfolios and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

          (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Portfolio with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Portfolios. The Adviser shall execute portfolio transactions for the Portfolios in such a manner that the Portfolio's total cost or proceeds in each transaction is the most favorable to the Portfolio under the circumstances. The Trust understands that a substantial majority of each Portfolio's portfolio transactions will be transacted with primary market makers acting  as  principal  on  a  net  basis,  with  no  brokerage commissions  being  paid  by  the  Portfolio.  Such  principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Portfolio on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Portfolio relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

          (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Portfolios and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Portfolios and their reasonableness in relation to the benefits to the Portfolios.

          (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Portfolio, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Portfolios or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Portfolio's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Portfolio and such other clients.

         5. EXPENSES. (a) The Adviser shall, at its expense, provide the Portfolios with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement. The Adviser also hereby agrees that it will supply to any sub-adviser or administrator (the "Administrator") of a Portfolio all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust.

         (b) Except as provided in subparagraph (a), the Trust shall be responsible for all of the Portfolios' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its trustees who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

         6. COMPENSATION. (a) In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Portfolio during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite the Portfolio's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Portfolios' net assets shall be computed in the manner specified in the Prospectuses and the Articles for the computation of the value of the Portfolios' net assets in connection with the determination of the net asset value of shares of the Portfolios' capital stock.

         (b) If the aggregate expenses incurred by, or allocated to, each Portfolio in any fiscal year shall exceed the lowest expense limitation, if applicable to such Portfolio, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Portfolio as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 6(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Portfolio were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Portfolio is a party.

         (c) In consideration of the Adviser's undertaking to render the services described in this Agreement, the Trust agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any act or omission or loss suffered by the Trust in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Trust or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder or breach of fiduciary duty with respect to receipt of compensation.

         7. NON-EXCLUSIVE SERVICES. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         8. EFFECTIVE DATE; MODIFICATIONS; TERMINATION. This Agreement shall become effective on the date hereof (the "Effective Date"), provided that it shall have been approved by a majority of the outstanding voting securities of each Portfolio, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

         (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph, this Agreement shall continue in force for two years from the Effective Date and shall continue in effect from year to year thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio.

         (b) This Agreement may be modified by mutual consent, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of each Portfolio.

         (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

         (d) Either party hereto may, at any time on sixty (60) days prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Trustees, as the case may be, or by action of its authorized officers or, with respect to a Portfolio, by vote of a majority of the outstanding voting securities of that Portfolio. This Agreement may remain in effect with respect to a Portfolio even if it has been terminated in accordance with this paragraph with respect to the other Portfolios. This Agreement shall terminate automatically in the event of its assignment as that term is defined under the 1940 Act.

         9. BOARD OF TRUSTEES MEETINGS. The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

         10. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.



THE CHASE MANHATTAN BANK, N.A.               MUTUAL FUND VARIABLE
                                             ANNUITY TRUST


By:  _________________________               By:_______________________
         Name:                               Name:
         Title:                              Title:

                                                                      APPENDIX C
                                     FORM OF
                                    PROPOSED
                        INVESTMENT SUBADVISORY AGREEMENT
                                     BETWEEN
                         THE CHASE MANHATTAN BANK, N.A.
                                AND ITS SUCCESSOR
                                       AND
                          CHASE ASSET MANAGEMENT, INC.


         AGREEMENT made as of the______ day of ________, 1996, by and between The Chase Manhattan Bank, N.A., a national banking association, and its successor, The Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and Chase Asset Management, Inc., a Delaware corporation (the "Sub-Adviser").

         WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

         WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Variable Annuity Trust, a Massachusetts business trust (the "Trust"), an open-end, management investment company registered under the Investment Trust Act of 1940, as amended (the "1940 Act") which serves as the underlying investment for certain variable annuity contracts issued by insurance company separate accounts, pursuant to an Investment Advisory Agreement dated ________, 1996 (the "Advisory Agreement"); and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Portfolio" and collectively, the "Portfolios"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1.       APPOINTMENT.

         (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Portfolios for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Portfolios under applicable laws and are under the control of New Chase, the parent of the Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

         2. DELIVERY OF DOCUMENTS. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

         (a)      the Trust's Declaration of Trust;

         (b)      the By-Laws of the Trust;

         (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

         (d) the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

         (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

         (f)      the  currently   effective   Prospectuses  and  Statements  of
                  Additional Information of the Portfolios.

         3.       INVESTMENT ADVISORY SERVICES.

         (a) Management of the Portfolios. The Sub-Adviser hereby undertakes to act as investment subadviser to the Portfolios. The Sub-Adviser shall regularly provide investment advice to the Portfolios and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Portfolios and, in furtherance thereof, shall:

                  (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Portfolios' investment programs, and the issuers of securities included in the portfolio of each Portfolio and the industries in which they engage, or which may relate to securities or other investments which the SubAdviser may deem desirable for inclusion in a Portfolio's portfolio;

                  (ii)   determine   which  issuers  and  securities   shall  be
                         included in the portfolio of each Portfolio;

                  (iii)  furnish  a  continuous   investment  program  for  each
                         Portfolio;

                  (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Portfolio; and

                  (v) take, on behalf of each Portfolio, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

         (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:
                  (i) each Portfolio's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time; (iii) the 1940 Act;
                  (iv) the provisions of the Internal Revenue Code of 1986, as amended, including Subchapters L and M, relating to Variable Contracts and regulated investment companies, respectively,
                  (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Portfolio and provided to the Adviser in writing. The management of the Portfolios by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

         (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Portfolio's books and records required to be maintained by, or on behalf of, the Portfolios with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Portfolio are the property of the Portfolio and it will promptly surrender any of such records to the Portfolio upon the Portfolio's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Portfolio required to be preserved by such Rule.

         (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Portfolios and in connection with the Sub- Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

         (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Portfolio with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Portfolios. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Portfolios. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Portfolio on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Portfolio relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

         (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Portfolios, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub- Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Portfolios and their reasonableness in relation to their benefits to the Portfolios.

         (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Portfolio, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Portfolios or its other clients if, in the Sub- Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Portfolio's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Portfolio and such other clients.

         4.       REPRESENTATIONS AND WARRANTIES.

         (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

                  (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                  (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

                  (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub-Adviser's obligations hereunder.

         (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

                  (i) The Adviser is a national bank duly organized and in good standing under the laws of the United States and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

                  (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

                  (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of the each Portfolio are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

         5. COMPENSATION. (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Portfolio, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the Sub-Adviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Portfolio during the preceding month (computed in the manner set forth in the Portfolio's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. As a percentage of average daily net assets.

                  (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

                  (c) If the aggregate expenses incurred by, or allocated to, each Portfolio in any fiscal year shall exceed the lowest expense limitation, if applicable to such Portfolio, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such
expenses  the  amount  of  any  interest,   taxes,   brokerage  commissions  and
extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Portfolio. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Portfolio as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub-Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Portfolio were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Portfolio is a party.

         6. INTERESTED PERSONS. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

         7. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Portfolios.

         8. NON-EXCLUSIVE SERVICES; LIMITATION OF SUB-ADVISER'S LIABILITY. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Portfolios, the Trust or the Adviser for providing additional services to the Portfolios, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Portfolios or to any shareholder of the Portfolios for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Portfolio, or any shareholder of a Portfolio in connection with the performance of this Agreement.

         9. EFFECTIVE DATE; MODIFICATIONS; TERMINATION. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Portfolio, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

         (a) This Agreement shall continue in force for two years from the Effective Date. Thereafter, this Agreement shall continue in effect as to each Portfolio for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Portfolio.

         (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Portfolio(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Portfolio by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement shall terminate automatically in the event of its assignment.

         10.  LIMITATION  OF  LIABILITY  OF  TRUSTEES  AND   SHAREHOLDERS.   The
Sub-Adviser acknowledges the following limitation of liability:

         The terms "Mutual Fund Variable Annuity Trust" and "Trustees of Mutual Fund Variable Annuity Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Variable Annuity Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Portfolio must look solely to the assets of the Trust or Portfolio for the enforcement of any claims against the Trust or Portfolio.

         11. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

         12. INDEPENDENT CONTRACTOR. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Portfolio in any way or otherwise be deemed an agent of a Portfolio.

         13. STRUCTURE OF AGREEMENT. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Portfolios severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Portfolio severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern (i) the relationship between the Adviser or Sub-Adviser and any Portfolio, or (ii) the relationships among the respective Portfolios.

         14. GOVERNING LAW. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

         15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

         16. NOTICES. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at One Chase Manhattan Plaza, New York, New York or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 1211 Avenue of the Americas, New York, New York or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.


CHASE ASSET MANAGEMENT, INC.                 THE CHASE MANHATTAN BANK, N.A.


By:_________________________________         By:________________________________
    Name:                                    Name:
    Title:                                   Title:

                                   SCHEDULE A


Portfolio:

International Equity Portfolio
Capital Growth Portfolio
Growth and Income Portfolio
Asset Allocation Portfolio
Treasury Portfolio
Money Market Portfolio

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE


                    For    Against    Abstain

     Proposal 1     |_|      |_|       |_|


     Proposal 2     |_|      |_|       |_|


                            With-      For All
                     For    hold       Except

     Proposal 3

     Election of
     Trustees       |_|      |_|       |_|

     FERGUS REID, III, RICHARD E. TEN HAKEN,

     WILLIAM J. ARMSTRONG, JOHN R.H. BLUM,

     JOSEPH J. HARKINS, H. RICHARD VARTABEDIAN,

     STUART W. CRAGIN, JR., IRVING L. THODE,

     W. PERRY NEFF, ROLAND R. EPPY, JR.,
     W.D. MACCALLAN

     IF YOU WISH TO  WITHHOLD  YOUR
     VOTE   FROM   ANY   INDIVIDUAL
     NOMINEE,  MARK  THE  "FOR  ALL
     EXCEPT"  BOX AND STRIKE A LINE
     THROUGH   THE   NAME   OF  THE
     NOMINEE.

                    For    Against   Abstain

 Proposal 4         |_|      |_|       |_|

 Proposal 5         |_|      |_|       |_|

 Proposal 6a        |_|      |_|       |_|

 Proposal 6b        |_|      |_|       |_|

 Proposal 6c        |_|      |_|       |_|

 Proposal 6d        |_|      |_|       |_|

 Proposal 6e        |_|      |_|       |_|

 Proposal 6f        |_|      |_|       |_|

 Proposal 6g        |_|      |_|       |_|

 Proposal 6h        |_|      |_|       |_|

 Proposal 6i        |_|      |_|       |_|

 Proposal 6j        |_|      |_|       |_|

 Proposal 6k        |_|      |_|       |_|

PLEASE BE SURE TO SIGN
AND DATE THIS PROXY.       Date____________
                                                      " SEE BELOW FOR PROPOSALS"



_____________________________________________________
Shareholder sign here              Co-owner sign here



                                    PROPOSALS

1. To approve or disapprove an interim investment advisory agreement between the Portfolio and The Chase Manhattan Bank, N.A. (and the successor entity thereto) (the "Adviser") which will take effect upon the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation. No fee increase is proposed.

2. To approve or disapprove a new investment advisory agreement between the Portfolio and the Adviser, and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc., to take effect as soon as practicable after approval by shareholders. No fee increase is proposed.

                                      RADO1

3. To elect 11 trustees to serve as members of the Board of Trustees of the Trust.

4. To ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of the Portfolio.

5. To approve or disapprove an amendment to the Trust's Declaration of Trust.

6. To consider the following proposals pertaining primarily to the Portfolio's fundamental investment restrictions.

         6a. To approve or disapprove an amendment to the Portfolio's fundamental investment restrictions;

         6b. To approve or disapprove an amendment to the Portfolio's fundamental restriction concerning investment for the purpose of exercising control;

         6c. To approve or disapprove an amendment to the Portfolio's fundamental restriction concerning the making of loans;

         6d. To approve or disapprove an amendment to the Portfolio's fundamental restriction concerning purchases of securities on margin;

         6e.      To approve  or  disapprove  an  amendment  to the  Portfolio's
                  fundamental    restriction    concerning    concentration   of
                  investment;

         6f.      To approve  or  disapprove  an  amendment  to the  Portfolio's
                  fundamental   restriction   concerning  commodities  and  real
                  estate;

         6g. To approve or disapprove an amendment to the Portfolio's fundamental restriction regarding investments in restricted and illiquid securities;

         6h.      To   approve  or   disapprove   of  a   reclassification,   as
                  nonfundamental, of the Portfolio's fundamental restriction concerning the use of options;

         6i. To approve or disapprove an amendment to the Portfolio's fundamental restriction concerning senior securities;

         6j. To approve or disapprove an amendment to the Portfolio's fundamental restriction regarding short sales of securities; and

         6k. To approve or disapprove a proposal to adopt a new investment policy that authorizes the Portfolio to invest all of its investable assets in a corresponding portfolio of an open-end investment company having substantially the same investment objective and policies as the Portfolio.

                                                       RADO1

           VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS
                OF THE ___________PORTFOLIO (THE "PORTFOLIO") OF
    MUTUAL FUND VARIABLE ANNUITY TRUST (THE "TRUST") TO BE HELD APRIL 2, 1996

THIS INSTRUCTION FORM IS SOLICITED BY ANCHOR NATIONAL LIFE INSURANCE COMPANY ("ANCHOR NATIONAL") FROM OWNERS OF VARIABLE ANNUITY CONTRACTS ISSUED BY ANCHOR NATIONAL WHO HAVE SPECIFIED THAT A PORTION OF THEIR INVESTMENT BE ALLOCATED TO THE PORTFOLIO.

The undersigned Contract Owner, having received notice of the Special Meeting and management's proxy statement therefor, and revoking all prior instructions, hereby instructs that the votes attributable to the undersigned interests with respect to the Portfolio be case a designated on the reverse side of the Special Meeting of Shareholders of the Trust to be held at 12:00 p.m. (Eastern time) on Tuesday, April 2, 1996 at 101 Park Avenue, 17th Floor, New York, New York (the "Meeting"), and any adjournments thereof.

                                        IN ITS  DISCRETION,  ANCHOR  NATIONAL IS
                                        AUTHORIZED   TO  VOTE  UPON  SUCH  OTHER
                                        BUSINESS AS MAY PROPERLY COME BEFORE THE
                                        SPECIAL   MEETING  OR  ANY   ADJOURNMENT
                                        THEREOF.

                                        THE  INTERESTS  TO  WHICH  THIS  FORM OF
                                        INSTRUCTION  RELATES  WILL BE  VOTED  BY
                                        ANCHOR  NATIONAL IN THE MANNER  DIRECTED
                                        ON THE REVERSE SIDE BY THE  UNDERSIGNED.
                                        IF NO  INSTRUCTION  IS MADE,  THE  VOTES
                                        ATTRIBUTABLE  TO THIS  INSTRUCTION  FORM
                                        WILL BE VOTED IN THE SAME RATIO AS VOTES
                                        FOR   WHICH   INSTRUCTIONS   HAVE   BEEN
                                        RECEIVED BY ANCHOR NATIONAL.

                                        NOTE:   PLEASE  SIGN   EXACTLY  AS  YOUR
                                        NAME(S)   APPEAR  ON  THIS  CARD.   When
                                        signing   as  an   attorney,   executor,
                                        administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                        THESE VOTING  INSTRUCTIONS ARE SOLICITED
                                        ON BEHALF OF THE  BOARD OF  TRUSTEES  OF
                                        THE TRUST.



                                                       RADO1